UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.        )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12

NUVEEN CHURCHILL DIRECT LENDING CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Nuveen Churchill Direct Lending Corp.
375 Park Avenue, 9th Floor
New York, New York 10152
April 11, 2025
Dear Shareholder:
You are cordially invited to attend the annual meeting of shareholders of Nuveen Churchill Direct Lending Corp. (the “Company”) to be held on May 29, 2025 at 10:30 a.m., Eastern Time (the “Annual Meeting”). The Annual Meeting will be held in a virtual meeting format only. You can participate in the Annual Meeting, vote and submit questions via live audio webcast by visiting www.virtualshareholdermeeting.com/NCDL2025 and entering your control number on your proxy card or voting instruction form.
Your vote is very important! Your immediate response will help avoid potential delays and may save the Company significant additional expenses associated with soliciting shareholder votes.
The Notice of the Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. The Annual Meeting is being held for the following purposes:
(i)to elect two members of the board of directors of the Company (the “Board”) to serve until the 2028 annual meeting of shareholders and until their respective successors are duly elected and qualified;
(ii)to authorize the Company, subject to the approval of the Board, to sell or otherwise issue shares of its common stock during the next year at a price below the Company’s then current net asset value per share, subject to certain conditions as set forth in the proxy statement; and
(iii)to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
The Board unanimously recommends that you vote FOR each of the proposals to be considered and voted on at the Annual Meeting.
The Company has elected to provide access to its proxy materials to its shareholders over the Internet under the Securities and Exchange Commission’s (the “SEC”) “notice and access” rules. On or about April 11, 2025, the Company intends to mail to its shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy statement and annual report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”) and how to submit proxies over the Internet or by telephone. The Notice of Internet Availability of Proxy Materials also contains instructions on how you may request from us, free of charge, hard copies of the proxy statement, the proxy card and the Annual Report. The Company believes that providing its proxy materials over the Internet will expedite shareholders’ receipt of proxy materials, lower the costs associated with the Annual Meeting and conserve resources.
It is important that your shares of the Company’s common stock, par value $0.01 per share, be represented at the Annual Meeting. If you are unable to attend the Annual Meeting, I encourage you to vote your proxy on the Internet or by telephone by following the instructions provided on the Notice of Internet Availability of Proxy Materials. Your vote and participation in the governance of the Company are very important.

Sincerely yours,

Kenneth Kencel
President and Chief Executive Officer

NUVEEN CHURCHILL DIRECT LENDING CORP.
375 Park Avenue, 9th Floor
New York, New York 10152
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On May 29, 2025
To the Shareholders of Nuveen Churchill Direct Lending Corp.:
NOTICE IS HEREBY GIVEN THAT the annual meeting of shareholders of Nuveen Churchill Direct Lending Corp., a Maryland corporation (the “Company”), will be held on May 29, 2025 at 10:30 a.m., Eastern Time (the “Annual Meeting”). The Annual Meeting will be held in a virtual meeting format only, and will be conducted via live audio webcast. It is important to note that shareholders have the same rights and opportunities by participating in the virtual meeting as they would if attending an in-person meeting. You will be able to participate in the Annual Meeting, vote and submit your questions via live audio webcast by visiting www.virtualshareholdermeeting.com/NCDL2025. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying proxy statement under the heading “How do I attend and vote at the Annual Meeting.”
The Annual Meeting is being held for the following purposes:
1.to elect two members of the board of directors of the Company (the “Board”) to serve until the 2028 annual meeting of shareholders and until their respective successors are duly elected and qualified;
2.a proposal to authorize the Company, subject to the approval of the Board, to sell or otherwise issue shares of its common stock during the next year at a price below the Company’s then current net asset value per share, subject to certain conditions as set forth in the proxy statement; and
3.to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
The Board has fixed the close of business on March 31, 2025 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof.
Important notice regarding the availability of proxy materials for the Annual Meeting to be held on May 29, 2025. The Company’s proxy statement, the proxy card, and the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”) are available at www.virtualshareholdermeeting.com/NCDL2025 and www.proxyvote.com. This proxy statement and the Annual Report also can be found on our website at www.ncdl.com under the “Investors” tab or the SEC’s EDGAR website at www.sec.gov.
Your vote is important regardless of the number of shares that you own. If you are unable to participate in the Annual Meeting, we encourage you to vote your proxy on the Internet or by telephone by following the instructions provided on the Notice of Internet Availability of Proxy Materials. You may also request from us, free of charge, hard copies of the proxy statement and proxy card for the Company by following the instructions on the Notice of Internet Availability of Proxy Materials.
By Order of the Board of Directors,
John McCally
Vice President and Secretary
April 11, 2025
This is an important meeting. To ensure proper representation at the Annual Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote your proxy via the Internet or by telephone, or request, complete, sign, date and return a proxy card. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or subsequently executed proxy, or by attending the Annual Meeting and voting virtually.

Instructions on how to vote while participating at the Annual Meeting live via the Internet are posted at www.virtualshareholdermeeting.com/NCDL2025.

NUVEEN CHURCHILL DIRECT LENDING CORP.
375 Park Avenue, 9th Floor
New York, New York 10152

ANNUAL MEETING OF SHAREHOLDERS
To Be Held On May 29, 2025
PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
What is the date of the Annual Meeting and where will it be held?
The annual meeting (the “Annual Meeting”) of shareholders of Nuveen Churchill Direct Lending Corp., which is sometimes referred to in this proxy statement as “we,” “us,” “our,” or the “Company,” will be held in a virtual meeting format only on May 29, 2025. You will be able to participate in the Annual Meeting, vote and submit your questions via live audio webcast by visiting www.virtualshareholdermeeting.com/NCDL2025.
What will I be voting on at the Annual Meeting?
At the Annual Meeting, holders of the Company’s common stock (each, a “Shareholder”) will be asked to vote on the following proposals:
1.to elect each of Reena Aggarwal and James Ritchie to the Board of Directors (the “Board”) for a three-year term, expiring at the 2028 annual meeting of shareholders and until their respective successor is duly elected and qualified; and
2.to authorize the Company, subject to the approval of the Board, to sell or otherwise issue shares of its common stock during the next year at a price below the Company’s then current net asset value per share, subject to certain conditions as set forth in this proxy statement.
Who can vote at the Annual Meeting?
Only Shareholders of record as of the close of business on March 31, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof.
How many votes do I have?
Shareholders are entitled to one vote for each share held as of the Record Date.
How do I attend and vote at the Annual Meeting?
The Company will be hosting the Annual Meeting live via audio webcast. Any Shareholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/NCDL2025. If you were a Shareholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
Attending the Annual Meeting Virtually. The Company will be hosting the Annual Meeting live via audio webcast. Any Shareholder can participate in the Annual Meeting live online at www.virtualshareholdermeeting.com/NCDL2025. If you were a Shareholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
•Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/NCDL2025.

•If you encounter any difficulties while accessing the virtual Annual Meeting during the check-in or Annual Meeting time, a technical assistance phone number will be made available on the virtual registration page 15 minutes prior to the start of the Annual Meeting.
•Webcast starts at 10:30 a.m., Eastern Time.
•You will need your control number located on your proxy card to enter the Annual Meeting.
•Shareholders may submit questions while attending the Annual Meeting via the Internet.
To attend and participate in the Annual Meeting, you will need the control number located on your Notice of Internet Availability of Proxy Materials. If you lose your control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of Shareholders as of the Record Date. The Company will have technicians ready to assist with any technical difficulties that Shareholders may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.
Voting by Proxy through the Internet.   You may authorize a proxy through the Internet using the web address included in your Notice of Internet Availability of Proxy Materials. Authorizing a proxy through the internet requires you to input the control number located on your Notice of Internet Availability of Proxy Materials. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the Internet link.
Voting by Proxy by Telephone.   You may authorize a proxy by telephone by using the telephone number included in your Notice of Internet Availability of Proxy Materials and following the instructions provided in your Notice of Internet Availability of Proxy Materials. Authorizing a proxy by telephone requires you to input the control number located on your Notice of Internet Availability of Proxy Materials. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call.
Voting by Proxy through the Mail.   You may also request from us, free of charge, hard copies of the proxy statement and proxy card for the Company by following the instructions on the Notice of Internet Availability of Proxy Materials. When voting by proxy and mailing your proxy card, you are required to:
•indicate your instructions on the proxy card;
•date and sign the proxy card;
•mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and
•allow sufficient time for the proxy card to be received on or before 11:59 p.m., Eastern Time, on May 28, 2025.
Does the Board recommend voting for Proposals 1 and 2?
Yes. The Board unanimously recommends that you vote “FOR” each of the proposals.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING
The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting to be held on May 29, 2025 at 10:30 a.m., Eastern Time. The Annual Meeting will be held in a virtual meeting format only, and will be conducted via live audio webcast. Only holders of record of our common stock, par value $0.01 per share (the “Shares”), as of the Record Date will be entitled to vote at the Annual Meeting. As of the Record Date, we had 51,217,252 Shares outstanding and entitled to vote. This proxy statement (the “Proxy Statement”) is being provided to the Shareholders via the Internet on April 11, 2025. In addition, a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy Statement and annual report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”) and how to submit proxies over the Internet or by telephone are being sent to our Shareholders of record on or about April 11, 2025. The Annual Report and this Proxy Statement both can be accessed online at www.virtualshareholdermeeting.com/NCDL2025 and www.proxyvote.com.
All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if a proxy is properly executed and received by the Company (and not revoked) prior to the Annual Meeting, the Shares represented by the proxy will be voted FOR the election of two members of the Board to serve until the 2028 annual meeting of shareholders and until their respective successors are duly elected and qualified; and FOR the proposal to authorize the Company, subject to the approval of the Board, to sell or otherwise issue Shares during the next year at a price below the Company’s then current net asset value (“NAV”) per share, subject to certain conditions as set forth in this proxy statement. Should any matter not described above be properly presented at the Annual Meeting, the named proxies will vote in accordance with their best judgment as permitted.
Voting Rights
Holders of our Shares are entitled to one vote for each Share held as of the Record Date.
The Annual Meeting is being held for the following purposes:
1.to elect two members of the Board to serve until the 2028 annual meeting of shareholders and until their respective successors are duly elected and qualified;
2.to authorize the Company, subject to the approval of the Board, to sell or otherwise issue Shares during the next year at a price below the Company’s then current NAV per share, subject to certain conditions as set forth in this proxy statement; and
3.to transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof.
Record Date
The Board has fixed the close of business on March 31, 2025 as the Record Date for the determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof. As of the Record Date, there were 51,217,252 Shares outstanding.
Quorum Required
A majority of the outstanding Shares entitled to vote at the Annual Meeting must be present or represented by proxy at the Annual Meeting to have a quorum. If you have properly voted by proxy via Internet, telephone or mail, you will be considered part of the quorum. Abstentions will be treated as shares present for determining whether a quorum is established.

Vote Required

Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions
Proposal 1 – To elect two members of the Board to serve until the 2028 annual meeting of shareholders and until their respective successors are duly elected and qualified.	Affirmative vote of a plurality of the votes cast at the Annual Meeting virtually or by proxy, meaning votes cast for such nominee’s election must exceed the votes withheld from such nominee’s election.	No	Abstentions will not be included in determining the number of votes cast and, as a result, will not affect the outcome.
Proposal 2 – To authorize the Company, subject to the approval of the Board, to sell or otherwise issue Shares during the next year at a price below the Company’s then current NAV per share, subject to certain conditions as set forth in this proxy statement	Affirmative vote of (1) “a majority of the outstanding voting securities” of the Company, and (2) a “majority of the outstanding voting securities” of the Company that are not held by affiliated persons of the Company. For this purpose, the Investment Company Act of 1940 as amended (the “1940 Act”) defines “a majority of the outstanding voting securities” as (a) 67% or more of the shares of common stock present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares of common stock are present or represented by proxy, or (b) 50% of the outstanding shares of common stock, whichever is less.	No	Abstentions will have the effect of a vote against the proposal.
Voting
You may vote at the Annual Meeting by using the virtual control number contained in the Notice of Internet Availability of Proxy Materials or by proxy in accordance with the instructions provided below. You also may authorize a proxy through the Internet or by telephone using the web address or telephone number, as applicable, included in your Notice of Internet Availability of Proxy Materials. These options require you to input the control number located on your Notice of Internet Availability of Proxy Materials. After inputting the control number, you will be prompted to direct your proxy to vote on the proposals. You will have an opportunity to review your voting instructions and make any necessary changes before submitting your voting instructions and terminating the telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming your voting instructions prior to submission, will also receive an e-mail confirming your instructions upon request. When voting by proxy and mailing your proxy card, you are required to:
•indicate your instructions on the proxy card;
•date and sign the proxy card;
•mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and
•allow sufficient time for the proxy card to be received on or before 11:59 p.m., Eastern Time, on May 28, 2025.

If your Shares are held in street name, these proxy materials are being forwarded to you by your account holder, along with voting instructions. As the beneficial owner, you have the right to direct your account holder how to vote your Shares, and the account holder is required to vote your Shares in accordance with your instructions. Your broker cannot vote your Shares on your behalf without your instructions. A “broker non-vote” with respect to a matter occurs when a broker, bank or other nominee holding Shares on behalf of a beneficial owner votes on some matters on the proxy card, but not on other matters, because the broker has not received voting instructions from the beneficial owner on a particular proposal and does not have discretionary authority (or declines to exercise discretionary authority) to vote the Shares on such proposal. Brokers, banks and other nominees will not have discretionary authority to vote on Proposal 1 or Proposal 2. Therefore, the Company does not expect any broker non-votes. In addition, as the beneficial owner of our Shares, you are entitled to participate in the Annual Meeting. If you are a beneficial owner, however, you may not vote your Shares at the Annual Meeting unless you obtain a legal proxy executed in your favor from the account holder of your Shares.

You may receive more than one proxy statement and proxy card or voting instructions form if your Shares are held through more than one account (e.g., through different account holders). Each proxy card or voting instructions form only covers those Shares held in the applicable account. If you hold Shares in more than one account, you must provide voting instructions as to all your accounts to vote all your Shares.
Important notice regarding the availability of proxy materials for the Annual Meeting.   This Proxy Statement, the proxy card, and the Annual Report are available at www.virtualshareholdermeeting.com/NCDL2025 and www.proxyvote.com. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of this Proxy Statement and the Annual Report.
If you plan to attend the Annual Meeting and vote your Shares virtually, you will need your control number located on your Notice of Internet Availability of Proxy Materials in order to be admitted to the Annual Meeting.
Quorum and Adjournment
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of the Shares outstanding on the Record Date will constitute a quorum.
If a quorum is not present at the Annual Meeting, the Chairman will have the authority to adjourn the Annual Meeting, from time-to-time without notice and without the vote or approval of the Shareholders, until a quorum is present.
Proxies for the Annual Meeting
The named proxies for the Annual Meeting are Kenneth Kencel, Shai Vichness, and John McCally (or their duly authorized designees), who will follow submitted proxy voting instructions. They will vote as the Board recommends herein as to any submitted proxies that do not direct how to vote on any item, and will vote on any other matters properly presented at the Annual Meeting in their judgment.
Expenses of Soliciting Proxies
The Company will pay the expenses of soliciting proxies to be voted at the Annual Meeting, including the cost of preparing and posting this Proxy Statement and the Annual Report to the Internet and the cost of mailing the Notice of Internet Availability of Proxy Materials and any requested proxy materials to the Shareholders. The Company has engaged Broadridge Financial Solutions, Inc., an independent proxy solicitation firm, to assist in the distribution of the proxy materials and tabulation of proxies. The cost of Broadridge’s services with respect to the solicitation of proxies for the Annual Meeting is estimated to be approximately $103,716, plus reasonable out-of-pocket expenses.
Revocability of Proxies
A Shareholder may revoke any proxy that is not irrevocable by attending the Annual Meeting and voting virtually or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Company. Shareholders have no appraisal or dissenters’ rights in connection with the proposals described herein.
Contact Information for Proxy Solicitation
You can contact us by mail sent to the attention of the Vice President and Secretary of the Company, John McCally, at our principal executive offices located at 375 Park Avenue, 9th Floor, New York, New York 10152. You can call us by dialing (212) 478-9200. You can access our proxy materials online at www.virtualshareholdermeeting.com/NCDL2025 and www.proxyvote.com.
Notice of Internet Availability of Proxy Materials
In accordance with regulations promulgated by the SEC, the Company has made this Proxy Statement, the Notice of Annual Meeting of Shareholders, and the Annual Report available to Shareholders on the Internet. Shareholders may (i) access and review the Company’s proxy materials, (ii) authorize their proxies, as described in “Voting” above and/or (iii) elect to receive future proxy materials by electronic delivery via the Internet address provided below.

This Proxy Statement, the Notice of Annual Meeting and the Annual Report are available at www.virtualshareholdermeeting.com/NCDL2025 and www.proxyvote.com.
Electronic Delivery of Proxy Materials
Pursuant to the rules adopted by the SEC, the Company furnishes proxy materials by email to those Shareholders who have elected to receive their proxy materials electronically. While the Company encourages Shareholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of annual meetings and the cost associated with the physical printing and mailing of materials, Shareholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of Shares held by a broker or custodian, may request a printed set of proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of this Proxy Statement and the Annual Report.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
The following table sets forth certain information with respect to the beneficial ownership of our Shares, according to information furnished to us by such persons or publicly available filings, as of the Record Date by: (1) each director and director nominee of the Board; (2) the Company’s executive officers; (3) the executive officers and directors as a group; and (4) each person known to us to beneficially own 5% or more of our outstanding Shares. Ownership information for those persons who beneficially own 5% or more of the outstanding Shares is based upon filings by such persons with the SEC and other information obtained from such persons. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The percentage ownership is based on 51,217,252 Shares outstanding as of the Record Date. The number of Shares held by beneficial owners of 5% or more of our outstanding common stock is as of the date of the applicable SEC filing made by those owners (unless otherwise noted). To our knowledge, except as indicated in the footnotes to the table, each of the Shareholders listed below has sole voting and/or investment power with respect to our Shares beneficially owned by such Shareholder.

Name and Address	Amount and Nature of Beneficial Ownership	Percentage of Class Outstanding
5% Owners
Teachers Insurance and Annuity Association of America (1)	6,810,466	13.30%
Blue Owl Capital Holdings LP (2)	4,039,552	7.89%
Cresset Partners BDC Fund II, LLC (3)	2,800,961	5.47%
Cresset Partners BDC Fund I, LLC (3)	2,743,951	5.36%
Interested Director
Kenneth Kencel (4)	66,824	*
Independent Directors
Reena Aggarwal (5)	10,729	*
David Kirchheimer	102,097	*
Kenneth Miranda (6)	21,897	*
Stephen Potter (7)	26,824	*
James Ritchie (8)	64,302	*
Executive Officers
Shai Vichness(9)	18,675	*
Charmagne Kukulka	—	*
John McCally	5,430	*
Marissa Hassen	1,368	*
All officers and directors as a group (10 persons) (10)	318,146	*
________________________
* Less than 1%
(1)    The address of Teachers Insurance and Annuity Association of America (“TIAA”) is 730 Third Avenue, New York, NY 10017. TIAA holds (i) 5,361,757 Shares directly, and (ii) 1,448,709 Shares indirectly through a private fund managed by Churchill in which TIAA is the sole equity investor.
(2)    The address of Blue Owl Capital Holdings LP is 399 Park Avenue, New York, NY 10152.
(3)    The address of Cresset Partners BDC Fund I, LLC and Cresset Partners BDC Fund II, LLC is 444 W. Lake St. Ste. 4700, Chicago, IL 60606.
(4)    Mr. Kencel holds all of his Shares indirectly: (i) 26,824 Shares are held through a joint account, pursuant to which he has shared voting and dispositive power; (ii) 20,000 Shares are held through a trust; and (ii) 20,000 Shares are held through a trust, pursuant to which Mr. Kencel's spouse retains sole voting and dispositive power.
(5)    Dr. Aggarwal holds all of her Shares indirectly through Aggarwal LLC, of which she is CEO and retains sole voting and dispositive power with respect to such Shares.
(6)    Mr. Miranda holds all of his Shares indirectly through a trust, pursuant to which he has shared voting and dispositive power.
(7)    Mr. Potter holds all of his Shares indirectly through a trust, pursuant to which he retains sole voting and dispositive power.
(8)    Mr. Ritchie holds all of his Shares indirectly through a joint account, pursuant to which he has shared voting and dispositive power.
(9)    Mr. Vichness holds (i) 13,675 Shares directly, and (ii) 5,000 Shares indirectly through a trust, pursuant to which Mr. Vichness' spouse retains sole voting and dispositive power.
(10)    The address for each of the directors and officers of the Company is c/o Nuveen Churchill Direct Lending Corp., 375 Park Avenue, 9th Floor, New York, NY 10152.

PROPOSAL 1: ELECTION OF DIRECTOR NOMINEES
At the Annual Meeting, Shareholders are being asked to consider the election of two directors of the Company. Pursuant to the Company’s bylaws, the number of directors on the Board may not be less than one or more than nine. Under the Company’s Articles of Amendment and Restatement (the “Charter”), the directors are divided into three classes. Each class of directors holds office for a three-year term. However, the initial members of the three classes had initial terms of one, two, and three years, respectively. The Board currently consists of six directors who serve in the following classes: Class II (terms ending at the Annual Meeting) — Reena Aggarwal and James Ritchie; Class III (terms ending at the 2026 annual meeting of shareholders) — Kenneth Kencel and Stephen Potter; and Class I (terms ending at the 2027 annual meeting of shareholders) —  David Kirchheimer and Kenneth Miranda.
Each of Reena Aggarwal and James Ritchie have been nominated for election by the Board to serve a three-year term until the 2028 annual meeting of shareholders and until their respective successor is duly elected and qualified. Each director nominee has agreed to serve as a director if re-elected at the Annual Meeting and has consented to being named as a nominee in this Proxy Statement.
A Shareholder can vote “for,” “withhold authority” or abstain from voting his, her or its vote from the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each of the director nominees named below in accordance with the recommendation of the Board. If any of the director nominees should decline or be unable to serve as a director, the persons named as proxies will vote for such other nominee as may be proposed by the Nominating and Corporate Governance Committee (the “Nominating Committee”). The Board has no reason to believe that any of the persons named as director nominees will be unable or unwilling to serve.
Required Vote
Each director nominee will be elected to the Board if the votes cast for such nominee's election exceed the votes withheld from such nominee’s election. If a Shareholder votes to “withhold authority” with respect to a nominee, the shares will not be voted with respect to the person indicated. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this Proposal 1. There will be no cumulative voting with respect to Proposal 1.
Information about the Director Nominees and Directors
Set forth below is information regarding Dr. Aggarwal and Mr. Ritchie, who are being nominated for election as directors of the Company by the Shareholders at the Annual Meeting, as well as information about the Company’s other current directors whose terms of office will continue after the Annual Meeting. Neither Dr. Aggarwal nor Mr. Ritchie are being proposed for election pursuant to any agreement or understanding between either Dr. Aggarwal or Mr. Ritchie, on the one hand, and the Company or any other person or entity, on the other hand.
The information below includes specific information about each director’s experience, qualifications, attributes or skills that led the Board to the conclusion that the individual is qualified to serve on the Board, in light of the Company’s business and structure. There were no legal proceedings of the type described in Item 401(f)(7) and (8) of Regulation S-K in the past 10 years against any of our directors, director nominees or officers, and none are currently pending.

Nominees for Class II Directors — Term Expiring 2025
The Board has determined that each of Dr. Aggarwal and Mr. Ritchie is not an “interested person” (as defined in the 1940 Act) of the Company.

Name, Address and Age(1)	Position(s) held within the Company	Principal Occupation(s) During the Past 5 years	Term of Office and Length of Time Served	Number of Companies in Fund Complex Overseen by Director or Nominee for Director(2)	Other Directorships Held by Director or Nominee for Director
Independent Directors
Reena Aggarwal, 67	Director	Professor of Finance at Georgetown University; Director, Georgetown’s Psaros Center for Financial Markets and Policy; and Vice Provost for Faculty at Georgetown University from 2016-2020	Class II Director since 2019, Term expires in 2025	1	Cohen and Steers Dimensional Funds
James Ritchie, 70	Director	Director	Class II Director since 2019, Term expires in 2025	3	Kinsale Capital Group, Inc. NC SLF Inc. Nuveen Churchill Private Capital Income Fund Nuveen Churchill Private Credit Fund
Reena Aggarwal
Reena Aggarwal has served as a director of the Company since December 2019. Dr. Aggarwal is currently the Robert E. McDonough Professor of Finance at Georgetown University and the Director of Georgetown’s Psaros Center for Financial Markets and Policy. She has been on the faculty of Georgetown University since 1986. Her focus is in the areas of corporate governance, ESG, capital raising, IPOs, institutional investors, ETFs, private equity, valuation, global financial markets and securities market regulation. Dr. Aggarwal has previously held various positions including Vice Provost for Faculty, Interim Dean and Deputy Dean of Georgetown's McDonough School of Business; Visiting Professor of Finance at MIT's Sloan School of Management; FINRA Academic Fellow; Academic Fellow at the U.S. SEC; Visiting Research Scholar at the International Monetary Fund; Fulbright Scholar to Brazil; and World Economic Forum Global Agenda Council on the Future of Financing and Capital; and a Distinguished Scholar at the Reserve Bank of India’s CAFRAL. Dr. Aggarwal serves on the Board of Cohen and Steers and Dimensional Funds. Dr. Aggarwal previously served on the Board of New York Life Investment Management IndexIQ (2008-2021), Brightwood Capital Advisors, LLC (2013-2020), and REAN Cloud (2015-2018). She received a Ph.D. in finance from the University of Maryland and M.M.S. from BITS Pilani, India.
We believe Dr. Aggarwal’s depth of knowledge of financial issues and corporate governance experience provide her with skills and valuable insight in serving on the board of an investment company, which make her well-qualified to serve on the Board.
James J. Ritchie
James J. Ritchie has served as a director of the Company since December 2019, a director of NC SLF Inc. since March 2021 and a director of Nuveen Churchill Private Capital Income Fund since March 2022. He also serves on the board of Kinsale Capital Group, Inc., a Richmond-based specialty insurance company. Mr. Ritchie previously served as a trustee of Nuveen Churchill Private Credit Fund. At various times from 2007 to 2018, he served as chairman of the boards of Brightsphere Investment Group plc, a global asset management firm, F&G Life Insurance Company, a life & annuity insurance company and Quanta Capital Holdings, Ltd., a property and casualty insurance holding company. Prior to serving as chairman of the boards of these firms, he chaired their respective audit committees as well as those of KMG America Corporation, a life and health insurance company, Ceres Group, Inc., a health insurance company, Lloyds Syndicate 4000 and Old Mutual Bermuda, a Bermuda-based financial services company. From 2001 to 2003, he served as CFO of White Mountains Insurance Group, Ltd., a Bermuda-based insurance holding company. Prior thereto, he held senior management positions in Cigna Corporation and Price Waterhouse (now PricewaterhouseCoopers LLP). He is a member of the National Association of Corporate Directors and the American Institute of Certified Public Accountants. Mr. Ritchie received an MBA from the Rutgers Graduate School of Business Administration and an AB economics degree with honors from Rutgers College.
We believe Mr. Ritchie’s broad experiences in the financial services and accounting sectors provide him with skills and valuable insight in handling complex financial transactions and accounting issues, all of which make him well qualified to serve on the Board.

Incumbent Class III Directors — Terms Expiring 2026:
Mr. Kencel is an “interested person” (as defined in the 1940 Act) of the Company due to his position as the Chief Executive Officer and President of the Company and Chief Executive Officer and President of Churchill Asset Management LLC (“Churchill”). The Board has determined that Mr. Potter is not an “interested person” (as defined in the 1940 Act) of the Company.

Name, Address and Age(1)	Position(s) held within the Company	Principal Occupation(s) During the Past 5 years	Term of Office and Length of Time Served	Number of Companies in Fund Complex Overseen by Director or Nominee for Director(2)	Other Directorships Held by Director or Nominee for Director
Interested Director
Kenneth Kencel, 66	Director	Chief Executive Officer and President of Churchill, the Company, NC SLF Inc. and Nuveen Churchill Private Capital Income Fund	Class III Director since 2019, Term expires in 2026	3	Canisius High School NC SLF Inc. Nuveen Churchill Private Capital Income Fund
Kenneth Kencel, Chief Executive Officer, President & Chairman
Kenneth Kencel has served as Chief Executive Officer, President and Chairman of the Board of the Company since December 2019 and has served as President and Chief Executive Officer of Churchill since 2015. Mr. Kencel has served as the Chief Executive Officer, President and Chairman of the Board of NC SLF Inc., a closed-end fund registered under the 1940 Act, since March 2021, and Nuveen Churchill Private Capital Income Fund, a business development company (“BDC”), since March 2022. Mr. Kencel previously served as a trustee of Nuveen Churchill Private Credit Fund. Throughout his over 35-year career in the investment industry, Mr. Kencel has accrued a broad range of experience in leading private credit investment businesses. Previously, Mr. Kencel served as a Managing Director of The Carlyle Group, and from May 2014 to April 2015, he also served as President and a Director of TCG BDC, Inc. (Carlyle’s publicly traded business development company). Prior to Carlyle, he founded and was President and CEO of Churchill Financial Group; and served as Head of Leveraged Finance for Royal Bank of Canada as well as Head of Indosuez Capital—a leading middle market merchant banking and asset management business in partnership with Credit Agricole Group. Mr. Kencel also helped to found the high yield finance business at Chase Securities (now JP Morgan Chase). He began his career in the Mergers & Acquisitions Group at Drexel Burnham Lambert.
Mr. Kencel serves on the Pension Investment Advisory Committee for the Archdiocese of New York, the Board of Trustees and Chairman of the Investment Committee of Canisius High School and the Advisory Board of Teach for America (Connecticut). Mr. Kencel is a former member of the Board of Advisors and Adjunct Professor at the McDonough School of Business at Georgetown University. He earned his B.S. in Business Administration, magna cum laude, from Georgetown University and his J.D. from Northwestern University Pritzker School of Law.

We believe Mr. Kencel’s numerous management positions, as well as his depth of experience with corporate finance and middle market investments, give the Board valuable industry-specific knowledge and expertise on these and other matters, and his history with Churchill provides an important skill set and knowledge base to the Board.

Name, Address and Age(1)	Position(s) held within the Company	Principal Occupation(s) During the Past 5 years	Term of Office and Length of Time Served	Number of Companies in Fund Complex Overseen by Director or Nominee for Director(2)	Other Directorships Held by Director or Nominee for Director
Independent Director
Stephen Potter, 68	Director	Director	Class III Director since 2019, Term expires in 2026	2
Miami Corporation

Rush University Medical Center

British American Business Council

Solti Foundation

American School in London US Foundation

Japan America Society of Chicago

Rush System for Health

Walter Scott & Partners

Nuveen Churchill Private Capital Income Fund (2024)

Duke University Trinity College
(2017-2024)

RAND Corporation
Social & Economic Advisory Board (2021-2024)

Nuveen Churchill Private Credit Fund

Stephen Potter
Stephen Potter has served as a director of the Company since December 2019 and a director of Nuveen Churchill Private Capital Income Fund since March 2022. From 2008 to 2017, prior to his retirement, Mr. Potter served as President of Northern Trust Asset Management (NTAM), a large global asset management firm, and as CEO of Northern Trust Investments, a registered investment adviser. From 2001-2008, Mr. Potter served as CEO of Northern Trust Global Services, Ltd. and led all of Northern Trust’s business activities outside the United States. In his various leadership roles at Northern Trust Corporation, Mr. Potter actively engaged with the board of directors and regulators focused on business strategy, risk management and long term talent development. Mr. Potter currently serves on the boards of Miami Corporation, Rush University Medical Center, the British American Business Council, the Solti Foundation, the American School in London US Foundation, Japan America Society of Chicago, Walter Scott & Partners in Edinburgh, and Rush System for Health. Mr. Potter previously served as a trustee of Nuveen Churchill Private Credit Fund, the board of Duke University Trinity College, and the Social & Economic Advisory Board of the RAND Corporation in Santa Monica, CA. Mr. Potter is currently Chairman of the Japan America Society of Chicago. Mr. Potter holds an A.B. in Economics and History from Duke University and an M.B.A. in Finance and Marketing from Northwestern University.
We believe Mr. Potter’s management positions and experiences with business strategy and risk management provide the Board with valuable skills and insight.
Incumbent Class I Directors — Terms Expiring 2027:
The Board has determined that each of Messrs. Kirchheimer and Miranda is not an “interested person” (as defined in the 1940 Act) of the Company.

Name, Address and Age(1)	Position(s) held within the Company	Principal Occupation(s) During the Past 5 years	Term of Office and Length of Time Served	Number of Companies in Fund Complex Overseen by Director or Nominee for Director(2)	Other Directorships Held by Director or Nominee for Director
Independent Directors
David Kirchheimer, 69	Director	Director	Class I Director since 2019, Term expires in 2027	2	Cedars-Sinai Health System NC SLF Inc. Huntington Hospital CURO Group Holdings Corp. (2018-2024)
Kenneth Miranda, 64	Director	Chief Investment Officer of Cornell University	Class I Director since 2019, Term expires in 2027	1
David Kirchheimer
David M. Kirchheimer has served as a director of the Company since December 2019 and a director of NC SLF Inc. since May 2021. Mr. Kirchheimer has served as an Advisory Partner at Oaktree Capital Management (an honorary position) (“Oaktree”) since his retirement from Oaktree in March 2017. Prior thereto, he was the Chief Financial Officer of Oaktree and a director of its then-publicly owned affiliate. Before joining Oaktree at its founding in 1995 as Chief Administrative and Financial Officer, Mr. Kirchheimer’s 16 years of experience consisted primarily of serving as Executive VP and CFO of Republic Pictures Corporation, a then-publicly held entertainment company, and PricewaterhouseCoopers, where he became a Certified Public Accountant (now inactive) and rose to senior audit manager. Mr. Kirchheimer currently is a director of Huntington Hospital in Pasadena, CA, a trustee of its trust and a director of Cedars-Sinai Health System, its parent entity. Additionally, with his restaurateur son, Mr. Kirchheimer owns and manages a small collection of restaurants in Utah. Mr. Kirchheimer previously served on the board of CURO Group Holdings Corp. from December 2018 to July 2024, where he was the Lead Independent Director and Chair of its Audit Committee. Mr. Kirchheimer served on the financial advisory panel of The Aerospace Corporation from June 2018 until June 2021, when the panel was dissolved. He graduated Phi Beta Kappa and summa cum laude with a B.A. degree in economics from Colorado College and earned an M.B.A. in accounting and finance from the Booth School of Business of the University of Chicago.
We believe Mr. Kirchheimer’s numerous management positions and broad experiences in the financial services sector provide him with skills and valuable insight in handling complex financial transactions and issues, all of which make him well qualified to serve on the Board.
Kenneth Miranda
Kenneth M. Miranda has served as a director of the Company since December 2019. He was appointed Cornell University’s Chief Investment Officer effective July 1, 2016. Prior to this, he had been the Director of the International Monetary Fund’s Investment Office and has served as a visiting scholar at the International Monetary Fund. He also served as an advisor to the Administration Committee of the IMF Staff Retirement Plan. He currently serves as a member of the Advisory Committee on Investments for the Food and Agriculture Organization, and up until June 30, 2016, was a member of the Investment Committee of Cornell University. In addition, he served on the Investment Sub-Committee of the National Geographic Society. Formerly, he was the President of the Board of Directors of the Bank-Fund Staff Federal Credit Union and a Senior Advisor on the George Washington University Committee on Investments. He holds a Ph.D. in Economics from the University of Chicago, a B.S. in Foreign Service from Georgetown University, and is a CFA charter holder.
We believe Mr. Miranda’s investment experience, including serving as chief investment officer for a large endowment, provide an important skill set and knowledge base to the Board.
________________________
(1)The address for each director is c/o Nuveen Churchill Direct Lending Corp., 375 Park Avenue, 9th Floor, New York, NY 10152.
(2)The term “Fund Complex” refers to (a) the Company, (b) NC SLF Inc., a closed-end fund registered under the 1940 Act whose investment adviser is affiliated with Churchill DLC Advisor LLC, the Company’s investment adviser (the “Adviser”), and is the sub-adviser to the Company and (c) Nuveen Churchill Private Capital Income Fund, a BDC whose investment adviser is affiliated with the Adviser and whose sub-advisers are also the sub-advisers to the Company.
Dollar Range of Equity Securities Beneficially Owned by Directors
The table below shows the dollar range of equity securities of the Company and the aggregate dollar range of equity securities of the Company that were beneficially owned by each director as of the Record Date stated as one of the following dollar ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; or Over $100,000.

Name	Dollar Range of Equity Securities Beneficially Owned (1)(2)
Interested Director
Kenneth Kencel	Over $100,000
Independent Directors
Reena Aggarwal	Over $100,000
David Kirchheimer	Over $100,000
Kenneth Miranda	Over $100,000
Stephen Potter	Over $100,000
James Ritchie	Over $100,000
________________________
(1)    Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)    Dollar ranges were determined using the number of Shares that are beneficially owned as of the Record Date, multiplied by the closing price of our Shares on the New York Stock Exchange (“NYSE”) of $16.98 per share as of the Record Date.

Information about Executive Officers Who Are Not Directors
The following sets forth certain information regarding the executive officers of the Company who are not directors of the Company.

Name	Age	Position	Officer Since
Shai Vichness	42	Chief Financial Officer and Treasurer	2019
Charmagne Kukulka	35	Chief Compliance Officer	2024
John McCally	45	Vice President and Secretary	2019
Marissa Hassen	41	Controller	2019
The address for each of the Company’s executive officers is c/o Nuveen Churchill Direct Lending Corp., 375 Park Avenue, 9th Floor, New York, NY 10152.
Shai Vichness, Chief Financial Officer and Treasurer
Shai Vichness serves as Chief Financial Officer and Treasurer of the Company, NC SLF Inc. and Nuveen Churchill Private Capital Income Fund and as a Senior Managing Director and Chief Financial Officer of Churchill. Previously, as Managing Director and Head of Senior Leveraged Lending for Nuveen, Mr. Vichness was responsible for initiating Nuveen’s investment program in middle market senior loans and was directly involved in the launch of Churchill as an affiliate in 2015. Since the launch of Churchill, Mr. Vichness has been a member of Churchill’s Investment Committee and has been actively engaged in the management of the firm, including the development of its infrastructure and operations. Mr. Vichness joined Nuveen, LLC (“Nuveen”) in 2005 and has spent his entire career in the private debt markets, with a significant amount of time spent in the firm’s workout and restructuring department. Mr. Vichness holds a B.B.A. from Baruch College, CUNY and is a CFA charterholder.
Charmagne Kukulka, Chief Compliance Officer
Charmagne Kukulka joined Churchill in 2023 and serves as the Chief Compliance Officer of the Company, NC SLF Inc. and Nuveen Churchill Private Capital Income Fund and Churchill Asset Management. Ms. Kukulka is responsible for managing the compliance program for the Company and day-to-day regulatory and compliance matters, with a particular focus on regulation of investment companies registered under the Investment Company Act of 1940. Before joining Churchill in 2023, Ms. Kukulka served as Chief Compliance Officer of a New York-based registered investment adviser. Ms. Kukulka began her compliance career at Blackstone Inc, where she was actively involved in the development and administration of the compliance program for Blackstone’s retail products. Ms. Kukulka received her B.A. in Business and Corporate Communications from Arizona State University’s W.P. Carey School of Business.
John McCally, Vice President and Secretary
John McCally is a Vice President and the Secretary of the Company, NC SLF Inc. and Nuveen Churchill Private Capital Income Fund and serves as the General Counsel for Churchill after establishing Churchill with the Churchill Financial Founders in 2015. Mr. McCally has served in the TIAA and Nuveen legal departments since 2010, including as the head of legal for Nuveen Leveraged Finance. Mr. McCally also provides legal support for various investment and asset management teams within the Nuveen and TIAA businesses, including those engaged in public and private fixed income, derivatives and structured products. Prior to joining the organization in 2010, Mr. McCally was an associate with Cadwalader, Wickersham & Taft LLP, specializing in derivatives, structured products and investment management, based in its Washington, D.C. office. Mr. McCally received a B.A. from Duke University and a juris doctor from The George Washington University Law School.
Marissa Hassen, Controller
Marissa Hassen joined Churchill in 2018 and currently serves as Controller of the Company, NC SLF Inc. and Nuveen Churchill Private Capital Income Fund, and as Managing Director, Chief Financial Officer, Investment Funds of Churchill. Ms. Hassen is a member of Churchill’s Operating Committee, as well as Churchill’s Valuation and Product Committees. Prior to Churchill, she was a senior manager in the Wealth and Asset Management Practice at Ernst & Young LLP, responsible for the planning, implementation, and completion of financial statement audits for alternative investment funds and registered investment companies. Ms. Hassen received her B.S. in Accounting and Business Administration from Lehigh University and is a Certified Public Accountant in the State of New York.
Required Vote
A nominee for director will be elected to the Board if the votes cast for such nominee’s election exceed the votes withheld from such nominee’s election. If you vote “withhold authority” with respect to a nominee, your Shares will not be voted with respect to the person indicated. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this Proposal 1.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

CORPORATE GOVERNANCE
The Board
Board Composition
The Board consists of six members. The Board is divided into three classes, with the members of each class serving staggered, three-year terms; however, the initial members of the three classes had initial terms of one, two and three years, respectively. The terms of the Company’s Class II directors will expire at the Annual Meeting; the terms of the Company’s Class III directors will expire at the 2026 annual meeting of shareholders; and the terms of the Company’s Class I directors will expire at the 2027 annual meeting of shareholders; .
Dr. Aggarwal and Mr. Ritchie serve as Class II directors (with terms expiring at the Annual Meeting). Messrs. Kencel and Potter serve as Class III directors (with terms expiring in 2026). Messrs. Kirchheimer and Miranda serve as Class I directors (with terms expiring in 2027).
Independent Director
Pursuant to the Charter, a majority of the Board will consist of directors who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Company, the Adviser, Churchill, the Company's sub-adviser, or Nuveen Asset Management, LLC, the Company's sub-adviser ("Nuveen Asset Management" and together with the Adviser and Churchill, the “Advisers”), or of any of their respective affiliates (the “Independent Directors”). On an annual basis, each member of the Board is required to complete a questionnaire eliciting information to assist the Board in determining whether the Independent Directors continue to be independent under the Exchange Act, the 1940 Act, and the NYSE listing standards. The Board limits membership on the Audit Committee, the Nominating Committee, the Compensation Committee, and the Co-Investment Committee (formerly known as the Special Transactions Committee) to Independent Directors.
Based on these independence standards and the recommendation of the Nominating Committee, after reviewing all relevant transactions and relationships between each director, or any of his or her family members, and the Company, the Advisers, or of any of their respective affiliates, the Board has determined that Dr. Aggarwal and Messrs. Kirchheimer, Miranda, Potter and Ritchie qualify as Independent Directors. Each director who serves on the Audit Committee is an independent director for purposes of Rule 10A-3 under the Exchange Act and the NYSE listing standards.
Interested Directors
Mr. Kencel is considered an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Company because he is an officer of Churchill.
Meetings and Attendance
The Board met five times and took action on various occasions by unanimous written consent during the fiscal year ended December 31, 2024. Each of the incumbent directors attended at least 75% of the aggregate of the Board meetings and meetings of the committee(s) on which he or she served during the last fiscal year.
Board Attendance at the Annual Meeting
The Company’s practice is to encourage its directors to attend each annual meeting of shareholders; however, such attendance is not required at this time. A majority of the directors attended the 2024 annual meeting of shareholders.

Board Leadership Structure
The Board monitors and performs an oversight role with respect to the business and affairs of the Company, compliance with regulatory requirements and the services, expenses and performance of its service providers. Among other things, the Board approves the appointment of, and reviews and monitors the services and activities performed by, our Advisers, our administrator, Churchill BDC Administration LLC (the “Administrator”) and our officers, and approves the engagement, and reviews the performance of, the Company’s independent registered public accounting firm.
Under the bylaws, the Board may designate a chair to preside over the meetings of the Board and meetings of the Shareholders and to perform such other duties as may be assigned to the chairman by the Board. The Company does not have a fixed policy as to whether the chairman of the Board should be an Independent Director and believes that the flexibility to select its chairman and reorganize its leadership structure, from time to time, based on the criteria that is in the best interests of the Company and the Shareholders, is appropriate at this time.
Kenneth Kencel currently serves as the chairman of our Board. Mr. Kencel is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Company because he is an officer of the Company and Churchill. We believe that Mr. Kencel’s history as a co-founder of Churchill, familiarity with our investment objective and investment strategies, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of our Board. We believe that, at present, we are best served through this leadership structure, as Mr. Kencel’s relationship with Churchill provides an effective bridge and encourages an open dialogue between our management and our Board, ensuring that all groups act with a common purpose. We are aware of the potential conflicts that may arise when a non-Independent Director is chairman of the Board, but believe these potential conflicts are offset by the Board designating a lead Independent Director (the “Lead Independent Director”) and our strong corporate governance policies.
The Board has designated a Lead Independent Director whose duties include, among other things, chairing executive sessions of the Independent Directors; acting as a liaison between the Independent Directors and the chairman of the Board and between the Independent Directors and officers of the Company and the Adviser; facilitating communication among the Independent Directors and the Company’s counsel; reviewing and commenting on Board and committee meeting agendas; and calling additional meetings of the Independent Directors as appropriate. On July 31, 2024, the Board appointed Stephen Potter to serve as the Lead Independent Director.
Our corporate governance policies also include regular meetings of the Independent Directors in executive session without the presence of any interested director; the establishment of the Audit Committee, the Nominating Committee, the Compensation Committee and the Co-Investment Committee, which are comprised solely of Independent Directors; and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of any interested director and other members of management, and who is responsible for administering our compliance policies and procedures. The Board also believes that its leadership structure is appropriate in light of the Company’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that encourages effective oversight. The Board also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between the Adviser and the Board. We recognize that different board leadership structures are appropriate for companies in different situations. We intend to continue to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.
The Board’s Role in Risk Oversight and Compliance
The Board performs its risk oversight function primarily through (a) the Audit Committee, the Nominating Committee, the Compensation Committee, and the Co-Investment Committee (collectively, the “Committees”), which report to the entire Board and are comprised solely of Independent Directors, and (b) reports received from the Company’s Chief Compliance Officer in accordance with the Company’s compliance policies and procedures.
As described below in more detail under the “Audit Committee,” “Nominating and Corporate Governance Committee,” “Compensation Committee” and “Co-Investment Committee” subsections below, the Committees assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting, and audits of the Company’s financial statements and discussing with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. The Compensation Committee’s risk oversight responsibilities include recommending to the Board for determination, the compensation, if any, of our Chief Executive Officer and all other executive officers and other matters related to compensation generally. The Nominating Committee’s risk oversight responsibilities include nominating directors for election by the Shareholders in the event of director vacancies, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and the Committees. The Co-Investment Committee’s risk oversight responsibilities include reviewing and making certain findings in respect of co-investment transactions and monitoring compliance with the conditions of the Order (as defined below), as well as certain other matters pertaining to potential or actual conflicts of interest.
The Board also performs its risk oversight responsibilities with the assistance of the Company’s Chief Compliance Officer. The Chief Compliance Officer prepares a written report quarterly discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer’s report, which the Board reviews quarterly, addresses at a minimum: (a) the operation of the Company’s compliance policies and procedures and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors periodically, but in no event less than once each year.
The Company believes the role of the Board in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. Specifically, as a BDC, the Company must comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, the Company’s ability to incur indebtedness is limited such that its asset coverage must equal at least 150% immediately after the Company incurs such indebtedness. In addition, the Company has elected, and intends to qualify annually, to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. As a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements.
The Board believes its existing role in risk oversight is appropriate. However, the Board re-examines the manner in which it administers its oversight function on an ongoing basis to ensure that it continues to meet the Company’s needs.
Communications with Directors
Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent Nuveen Churchill Direct Lending Corp., 375 Park Avenue, 9th Floor, New York, NY 10152, Attention: Chief Compliance Officer.
Committees of the Board
The Board has an Audit Committee, a Nominating Committee, a Compensation Committee and a Co-Investment Committee, and may form additional committees in the future. A brief description of each committee is included in this Proxy Statement, and the charters of the Audit Committee, Nominating Committee and Compensation Committee can be accessed on the Company’s website at www.ncdl.com.
Audit Committee
The Audit Committee held nine formal meetings and took actions by unanimous written consent during the fiscal year ended December 31, 2024.
The Audit Committee is composed of Reena Aggarwal, David Kirchheimer, Kenneth Miranda, Stephen Potter and James Ritchie, each of whom is an Independent Director. Mr. Ritchie serves as chair of the Audit Committee. The Board has determined that each of Dr. Aggarwal, Mr. Kirchheimer and Mr. Ritchie qualifies as an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Our Audit Committee members also meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act, and qualify as an independent director under the NYSE listing standards.
The Audit Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Audit Committee. The Audit Committee (a) assists the Board’s oversight of the integrity of our financial statements, the independent registered public accounting firm’s independence, qualifications and performance and our compliance with legal and regulatory requirements and the performance of our independent registered public accounting firm; (b) reviews and approves the Audit Committee report, as required by the SEC, to be included in our proxy statement relating to our annual meeting of shareholders; (c) oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements, accounting and policies and internal controls over financial reporting; (d) in conjunction with the Board, oversees the valuation process of the Adviser, as the Board's valuation designee, in determining the fair value of portfolio securities for which current market values are not readily available in accordance with the Company's valuation policy and Rule 2a-5 under the 1940 Act; (e) determines the selection, appointment, retention and termination of our independent registered public accounting firm, as well as approving the compensation thereof; (f) reviews reports regarding compliance with the Company’s Code of Business Conduct and Ethics; (g) pre-approves all audit and non-audit services provided to us by such independent registered public accounting firm; (h) acts as a liaison between our independent registered public accounting firm and the Board; and (i) reviews the Company's earnings materials, as well as financial information and earnings guidance provided to analysts and ratings agencies.
Nominating and Corporate Governance Committee
The Nominating Committee held two formal meetings during the fiscal year ended December 31, 2024.
The Nominating Committee is comprised of Reena Aggarwal, David Kirchheimer, Kenneth Miranda, Stephen Potter and James Ritchie, each of whom is an Independent Director. Mr. Kirchheimer serves as chair of the Nominating Committee.
The Nominating Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Nominating Committee. The Nominating Committee recommends to the Board persons to be nominated by the Board for election on an annual basis and in the event any vacancy on the Board may arise. The Nominating Committee will consider for nomination to the Board candidates submitted by our Shareholders or from other sources it deems appropriate. In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating Committee applies the criteria included in its charter. These criteria include the candidate’s standards of character and integrity, knowledge of the Company’s business and industry, conflicts of interest, willingness to devote time to the Company and ability to act in the interests of all Shareholders. The Nominating Committee does not assign specific weight to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for board membership. The Board believes diversity is important because a variety of viewpoints contribute to an effective decision-making process. The Nominating Committee also makes recommendations with regard to the tenure of the directors and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the structure is operating effectively. The Nominating Committee also develops and recommends to the Board a set of corporate governance guidelines applicable to the Company. Each member of the Nominating Committee qualifies as an independent director under the NYSE listing standards.
Compensation Committee
The Compensation Committee was formed following the consummation of the Company's initial public offering on January 29, 2024 (the "IPO"), and held two formal meetings during the fiscal year ended December 31, 2024.
The Compensation Committee is comprised of Reena Aggarwal, David Kirchheimer, Kenneth Miranda, Stephen Potter and James Ritchie, each of whom is an Independent Director. Mr. Kirchheimer serves as the chair of the Compensation Committee. The Compensation Committee is responsible for determining, or recommending to the Board for determination, the compensation, if any, of our Chief Executive Officer, all other executive officers, and the Independent Directors. The Compensation Committee also assists the Board with matters related to compensation generally. As none of our executive officers currently is compensated by us, the

Compensation Committee will not produce and/or review a report on executive compensation practices. Each member of our Compensation Committee qualifies as an independent director under the NYSE listing standards.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is a current or former officer of the Company. No member of the Compensation Committee (i) has had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Exchange Act, or (ii) is an executive officer of another entity, at which one of our executive officers serves on the Board.

Co-Investment Committee
The Co-Investment Committee held four formal meetings and took actions by unanimous written consent during the fiscal year ended December 31, 2024.
The Co-Investment Committee is comprised of Reena Aggarwal, David Kirchheimer, Stephen Potter and James Ritchie, each of whom is an Independent Director. Mr. Potter serves as chair of the Co-Investment Committee.
The Co-Investment Committee is responsible for reviewing and making certain findings in respect of co-investment transactions under the conditions of the exemptive orders that the Company has been granted by the SEC on June 7, 2019 and October 14, 2022 (collectively, the “Order”) as well as certain other matters pertaining to actual or potential conflicts of interest.
Code of Business Conduct and Ethics
The Company has adopted a Code of Business Conduct and Ethics that applies to the Company’s principal executive officer, principal financial officer, principal account officer or controller, any person performing similar functions and all employees of the Adviser and Nuveen that perform services on behalf of the Company. There have been no material changes to the Company’s Code of Business Conduct and Ethics or material waivers of the Code of Business Conduct and Ethics that apply to the Company’s Chief Executive Officer or Chief Financial Officer. If the Company makes any substantive amendment to, or grants a waiver from, a provision of its Code of Business Conduct and Ethics, the Company will promptly file a Form 8-K with the SEC. The Company will provide any person, without charge, upon request, a copy of the Code of Business Conduct and Ethics. To receive a copy, please provide a written request to: Nuveen Churchill Direct Lending Corp., 375 Park Avenue, 9th Floor, New York, NY 10152, Attention: Chief Compliance Officer, Charmagne Kukulka.
Hedging Transactions and Pledging of Securities
The Board has adopted, as part of the Company’s insider trading policy, prohibitions against executive officers and directors of the Company and any director, officer or employee of the Adviser from engaging in hedging transactions involving the Shares, short selling the Shares, engaging in transactions in put options, call options, or any other derivative securities on an exchange or in any other organized market. The Insider Trading Policy also prohibits holding Shares in a margin account or otherwise pledging the Shares as collateral for a loan unless the Chief Compliance Officer has provided prior written consent.
Insider Trading Policies
The Company has adopted insider trading policies and procedures governing the purchase, sale, and disposition of its securities by its officers and directors that are reasonably designed to promote compliance with insider trading laws, rules and regulations.

Corporate Governance Guidelines
The Company has adopted corporate governance guidelines, which are available on the Company's website at www.ncdl.com under the “Investors” tab.

Election of Executive Officers
Executive officers hold their office until their respective successor has been duly elected and qualified, or until the earlier of their respective resignation or removal.
Compensation Discussion and Analysis
We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Advisers, the Administrator or their respective affiliates, pursuant to the terms of the Advisory Agreement, the CAM Sub-Advisory Agreement, the NAM Sub-Advisory Agreement and the Administration Agreement (each as defined below), as applicable. Our day-to-day administrative operations are managed by the Administrator. Most of the services necessary for the origination and administration of our investment portfolio will be provided by investment professionals employed by Churchill or their respective affiliates.
Each of our executive officers is an employee of an affiliate of the Administrator. We reimburse the Administrator for our allocable portion of expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our Chief Financial Officer and his staff, and we reimburse the Adviser for certain expenses under the Advisory Agreement.
Director Compensation
No compensation will be paid to our interested director. In connection with the consummation of the IPO on January 29, 2024, (i) the annual retainer received by each Independent Director for serving on the Board increased from $75,000 to $100,000, and (ii) the additional annual fee payable to the chair of the Audit Committee increased from $7,500 to $10,000 We also reimburse each of the Independent Directors for all reasonable out-of-pocket expenses incurred in connection with each meeting attended.
The table below sets forth the compensation received by each director from the Company for service during the fiscal year ended December 31, 2024:

	Fees Earned and Paid in Cash	Total Compensation
Reena Aggarwal	$100,000	$ 100,000
David Kirchheimer	$100,000	$ 100,000
Kenneth Miranda	$100,000	$ 100,000
Stephen Potter	$100,000	$ 100,000
James Ritchie	$110,000	$ 110,000
Effective as of January 1, 2025, (i) the annual retainer received by each Independent Director for serving on the Board increased from $100,000 to $120,000, (ii) the additional annual fee payable to the chair of the Audit Committee increased from $10,000 to $12,000, and (iii) the Lead Independent Director will receive an additional $12,000 annual fee.
Compensation of the Adviser
The Adviser is responsible for the overall management of the Company’s activities pursuant to the amended and restated investment advisory agreement, dated January 29, 2024, by and between the Company and the Adviser (the “Advisory Agreement”). The Adviser has delegated substantially all of its day-to-day portfolio-management obligations as set forth in the Advisory Agreement to Churchill pursuant to an investment sub-advisory agreement (as amended from time to time, the “CAM Sub-Advisory Agreement”). Churchill has engaged Nuveen Asset Management, acting through its leveraged finance division, to manage certain of the Company's liquid investments pursuant to a sub-investment advisory agreement, dated January 29, 2024, by and among the Adviser, Churchill and Nuveen Asset Management (the “NAM Sub-Advisory Agreement”). Subject to the pace and amount of investment activity in the Company's middle market investment program, a portion of the Company's portfolio may be comprised of cash and cash equivalents, liquid fixed-income securities (including broadly syndicated loans) and other liquid credit instruments. The percentage of the Company’s portfolio allocated to the liquid investment strategy managed by Nuveen Asset Management will be at the discretion of Churchill. The Adviser has general oversight over the investment process on behalf of the Company, including, but not limited to, asset and liability management. The Adviser also has ultimate responsibility for the Company’s performance under the terms of the

Advisory Agreement. Fees payable to Churchill and Nuveen Asset Management will be borne entirely by the Adviser, and will not be directly incurred by the Company.
We will pay the Adviser a fee for its services under the Advisory Agreement consisting of two components: a management fee and an incentive fee. The cost of both the management fee and the incentive fee will ultimately be borne by the Shareholders.
Base Management Fee
The management fee is payable quarterly in arrears and commenced with the initial drawdown from investors in the Company’s private offering. For the first five quarters beginning with the calendar quarter in which the IPO was consummated (i.e., beginning with the calendar quarter ended March 31, 2024 through the calendar quarter ended March 31, 2025), the management fee was calculated at an annual rate of 0.75% of average total assets, excluding cash and cash equivalents and including assets financed using leverage (“Average Total Assets”), at the end of the two most recently completed calendar quarters, and thereafter, the management fee stepped up to 1.00% of Average Total Assets. For purposes of this calculation, cash and cash equivalents include any temporary investments in cash-equivalents, U.S. government securities and other high quality investment grade debt investments that mature in 12 months or less from the date of investment.
The Adviser retains 32.5% of the management fee. The remaining amount is paid by the Adviser to Churchill as compensation for services provided by Churchill pursuant to the CAM Sub-Advisory Agreement.
Incentive Fee
Under the Advisory Agreement, the Adviser waived the incentive fee on income and incentive fee on capital gains for the first five quarters beginning with the calendar quarter in which the IPO was consummated (i.e., beginning with the calendar quarter ended March 31, 2024 through the calendar quarter ended March 31, 2025). Following the expiration of the fee waiver, the Company will pay an incentive fee to the Adviser that will consist of two parts: incentive fee on income and incentive fee on capital gains, each as described below. The portion of the incentive fee based on income will be calculated, subject to a cap (the “Incentive Fee Cap”), and payable quarterly in arrears based on pre-incentive fee net investment income (as defined below) in respect of the Trailing Twelve Quarters commencing from the beginning of the calendar quarter in which the IPO was consummated, as follows:
•no incentive fee in any calendar quarter in which the aggregate pre-incentive fee net investment income in respect of the Trailing Twelve Quarters does not exceed the hurdle rate of 1.50% (6% annually) for such Trailing Twelve Quarters;
•100% of the aggregate pre-incentive fee net investment income in respect of the Trailing Twelve Quarters with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 1.7647% in any calendar quarter following the consummation of the IPO. The Company refers to this portion of the pre-incentive fee net investment income as the “catch-up” provision. The catch-up is meant to provide the Adviser with 15% of the pre-incentive fee net investment income as if a hurdle rate did not apply if the pre-incentive fee net investment income exceeds 1.7647% multiplied by the Company's NAV at the beginning of each applicable calendar quarter comprising of the relevant Trailing Twelve Quarters; and
•15% of the aggregate pre-incentive fee net investment income, if any, in respect of the Trailing Twelve Quarters that exceeds 1.7647%.
Under the Advisory Agreement, following the expiration of the fee waiver, the incentive fee on income for a particular quarter will be subject to the Incentive Fee Cap. The Incentive Fee Cap will be equal to the difference between (x) 15% of the Cumulative Pre-Incentive Fee Net Return (as defined below) over the relevant Trailing Twelve Quarters and (y) the aggregate incentive fee on income that was paid to the Adviser by the Company in respect of the first eleven calendar quarters (or, if fewer, the number of calendar quarters beginning with the calendar quarter in which the IPO was consummated) included in the relevant Trailing Twelve Quarters.
“Cumulative Pre-Incentive Fee Net Return” during the relevant Trailing Twelve Quarters, beginning with the calendar quarter in which the IPO was consummated, means (x) the pre-incentive fee net investment income in respect of the relevant Trailing Twelve Quarters less (y) any Net Capital Loss (as defined below), if any, in respect of the relevant Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company will pay no incentive fee on income to the Adviser in respect of that quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the incentive fee on income that is payable to the Adviser for such quarter calculated as described above, the Company will pay an incentive fee on income to the Adviser equal to the Incentive Fee Cap in respect of such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the incentive fee on income that is payable to the Adviser for such quarter calculated as described above, the Company will pay an incentive fee on income to the Adviser equal to the incentive fee calculated as described above for such quarter without regard to the Incentive Fee Cap.
“Net Capital Loss” in respect of a particular period, beginning with the calendar quarter in which the IPO was consummated, means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in respect of such period and (ii) aggregate capital gains, whether realized or unrealized, in respect of such period.
Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the relevant calendar quarters, minus operating expenses for the relevant calendar quarters (including the management fee, any expenses payable under the Administration Agreement (as defined below), interest expense and dividends paid on any outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income will include, in the case of investments with a deferred interest feature such as market discount, debt instruments with payment-in-kind (“PIK”) interest, preferred shares with PIK dividends and zero-coupon securities, accrued income that we have not yet received in cash. The Adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued interest that we never receive. Pre-incentive fee net investment income will not include any realized capital gains, realized capital losses or unrealized capital gains or losses. If any distributions from portfolio companies are characterized as a return of capital, such returns of capital would affect the capital gains incentive fee to the extent a gain or loss is realized.
To determine whether the pre-incentive fee net investment income exceeds the hurdle rate, pre-incentive fee net investment income in respect of the relevant Trailing Twelve Quarters will be compared to a “hurdle amount” equal to the product of (i) the “hurdle rate” of 1.50% per quarter (6% annualized) and (ii) the sum of the Company's net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters.
These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the applicable calendar quarter.
Under the Advisory Agreement, following the expiration of the fee waiver, the second part of the incentive fee is a capital gains incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 15.0% of the Company’s realized capital gains as of the end of the fiscal year following the IPO.
In determining the capital gains incentive fee payable to the Adviser, the Company will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses beginning with the calendar quarter in which the IPO was consummated, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in the Company’s portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the amortized cost of such investment. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the amortized cost of such investment beginning with the calendar quarter in which this offering is consummated. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the amortized cost of such investment. At the end of the applicable year, the amount of capital gains that will serve as the basis for the calculation of the capital gains incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments.
The Adviser retains 32.5% of any incentive fee. The remaining amount will be paid by the Adviser to Churchill as compensation for services provided by Churchill pursuant to the CAM Sub-Advisory Agreement.

Certain Relationships and Related Party Transactions
In the ordinary course of business, we may enter into transactions with affiliates and portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any transactions with any persons affiliated with us that are prohibited under the 1940 Act, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, and/or certain of our affiliates. We will not enter into any agreements related to any such transactions unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek Board review and approval or exemptive relief for such transaction. Our Board will review such procedures on an annual basis.
Advisory Agreement
We initially entered into an investment advisory agreement with the Adviser on December 9, 2019. On October 27, 2023, the Board unanimously approved the Advisory Agreement, which amends and restates the prior investment advisory agreement. In connection therewith, the Advisory Agreement was approved by our Shareholders on December 15, 2023 and became effective on January 29, 2024 upon the consummation of the IPO. Pursuant to the 1940 Act, the Advisory Agreement became effective for an initial two-year period from January 29, 2024, its effective date, and will remain in effect thereafter from year-to-year, subject to approval by our Board or a vote of a majority of our outstanding voting securities, and by approval of a majority of the Independent Directors. Most recently, on October 29, 2024, the Board, including a majority of the Independent Directors, approved the renewal of the Advisory Agreement for a one-year term commencing on December 1, 2024, resulting in the continuation of the Advisory Agreement until December 1, 2025. Although the two-year term of the Advisory Agreement would not have expired until January 29, 2026, the Board, including a majority of the Independent Directors, considered it to be in the best interest of Shareholders to align the annual consideration of the Advisory Agreement with other annual approvals. In reaching a decision to approve the renewal of the Advisory Agreement, the Board reviewed a significant amount of information and considered, among other things:
•the nature, quality and extent of the advisory and other services to be provided to the Company by the Adviser;
•the investment performance of individuals affiliated with the Company and the Adviser;
•comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives;
•the Company’s projected operating expenses and expense ratio compared to other BDCs with similar investment objectives;
•any existing and potential sources of indirect income to the Adviser from its relationships with the Company and the profitability of those relationships;
•information about the services to be performed and the personnel performing such services under the Advisory Agreement;
•the organizational capability and financial condition of the Adviser and its affiliates;
•the Adviser’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Company and the brokers’ provision of brokerage and research services to the Adviser; and
•the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.
Based on the information reviewed and the discussion thereof, the Board, including all of the Independent Directors, concluded that the fees payable to the Adviser pursuant to the Advisory Agreement were reasonable, and comparable to the fees paid by other BDCs with similar investment objective, in relation to the services to be provided. The Board did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board may have given different weights to different factors.
CAM Sub-Advisory Agreement
The Adviser has entered into the CAM Sub-Advisory Agreement, pursuant to which Churchill will be entitled to a portion of the management and incentive fees paid to the Adviser. The CAM Sub-Advisory Agreement was initially approved by the Board on December 9, 2019. Pursuant to the 1940 Act, the CAM Sub-Advisory Agreement remained in effect for an initial period of two years from its effective date of December 31, 2019 and will remain in effect on a year-to-year basis thereafter if approved annually either by the Board or by the affirmative vote of the holders of a majority of our outstanding voting securities and, in each case, a majority of our Independent Directors. The CAM Sub-Advisory Agreement was subsequently amended and restated on December 31, 2020, October 7, 2021, and March 8, 2022, and was approved by the Board, including all of the Independent Directors, in accordance with and on the basis of an evaluation satisfactory to such directors as required by the 1940 Act. Most recently, on October 29, 2024, the Board, including all of the Independent Directors, approved the renewal of the CAM Sub-Advisory Agreement for an additional one-year term expiring on December 1, 2025. In reaching a decision to approve the renewal of the CAM Sub-Advisory Agreement, the Board reviewed a significant amount of information and considered, among other things:
•the nature, quality and extent of the advisory and other services to be provided to the Company by Churchill;
•the investment performance of individuals affiliated with the Company and Churchill;
•comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives;
•the Company’s projected operating expenses and expense ratio compared to BDCs with similar investment objectives;
•any existing and potential sources of indirect income to Churchill from its relationships with the Company and the profitability of those relationships;
•information about the services to be performed and the personnel performing such services under the CAM Sub-Advisory Agreement;
•the organizational capability and financial condition of Churchill and its affiliates;
•Churchill’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Company and the brokers’ provision of brokerage and research services to Churchill; and
•the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.
Based on the information reviewed and the discussions detailed above, the Board, including all of the Independent Directors, concluded that the fees payable to Churchill pursuant to the CAM Sub-Advisory Agreement were reasonable in relation to the services to be provided. The Board did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board may have given different weights to different factors.
NAM Sub-Advisory Agreement
On October 27, 2023, the Board, including all of the Independent Directors, unanimously approved the NAM Sub-Advisory Agreement. In connection therewith, the NAM Sub-Advisory Agreement was approved by Shareholders on December 15, 2023 and became effective on January 29, 2024 upon the consummation of the IPO. Pursuant to the 1940 Act, the NAM Sub-Advisory Agreement became effective for an initial two-year period from January 29, 2024, its effective date, and will remain in effect thereafter from year-to-year, subject to approval by our Board or a vote of a majority of our outstanding voting securities, and by approval of a majority of the Independent Directors. Most recently, on October 29, 2024, the Board, including all of the Independent Directors, approved the renewal of the NAM Sub-Advisory Agreement for a one-year term commencing on December 1, 2024, resulting in the continuation of the Advisory Agreement until December 1, 2025. In reaching a decision to approve the renewal of the NAM Sub-Advisory Agreement, the Board reviewed a significant amount of information and considered, among other things:
•the nature, quality and extent of the advisory and other services to be provided to the Company by Nuveen Asset Management;
•the investment performance of individuals affiliated with the Company and Nuveen Asset Management;
•comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives;
•the Company’s projected operating expenses and expense ratio compared to other BDCs with similar investment objectives;
•any existing and potential sources of indirect income to Nuveen Asset Management from its relationships with the Company and the profitability of those relationships;
•information about the services to be performed and the personnel performing such services under the NAM Sub-Advisory Agreement;
•the organizational capability and financial condition of Nuveen Asset Management and its affiliates;
•Nuveen Asset Management’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Company and the brokers’ provision of brokerage and research services to Nuveen Asset Management; and
•the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.
Based on the information reviewed and the discussion thereof, the Board, including all of the Independent Directors, concluded that the fees payable by Churchill to Nuveen Asset Management pursuant to the NAM Sub-Advisory Agreement were reasonable in relation to the services to be provided and approved the NAM Sub-Advisory Agreement as being in the best interests of Shareholders. The Board oversees and monitors the investment performance of Nuveen Asset Management.

Administration Agreement
We have entered into the Administration Agreement with the Administrator (the “Administration Agreement”). Pursuant to the Administration Agreement, the Administrator furnishes the Company with office facilities and equipment and provides clerical, bookkeeping and record keeping and other administrative services at such facilities.
Relationship with the Adviser, Churchill, Nuveen and TIAA
We, the Adviser and Churchill, and their officers, directors, employees, agents and affiliates may be subject to certain potential conflicts of interest in connection with our activities and investments. For example, the terms of the Advisory Agreement with respect to management and incentive fees may create an incentive for the Adviser to approve and cause us to make more speculative investments than we would otherwise make in the absence of such fee structure. In addition, certain personnel of the Adviser and/or Churchill serve, or may serve, as officers, directors, members or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts or investment vehicles sponsored or managed by them. Similarly, Churchill may have other clients or other accounts with similar, different or competing investment objectives as us. In serving in these multiple capacities, they may have obligations to other clients, other accounts or investors in those entities, the fulfillment of which may not be in the best interests of the Company or our Shareholders. The conflicts of interest described herein could prevent the Company from making or disposing of certain investments or making or disposing of certain investments on the terms desired.

Churchill or its affiliates also earn additional fees related to the securities in which the Company invests, which may result in conflicts of interests for the senior investment professionals and members of the investment committee making investment decisions. For example, Churchill and its affiliates may act as an arranger, syndication agent, or in a similar capacity with respect to securities in which the Company invests, where Churchill's investment staff sources and arranges financing transactions that may be eligible for investment by its client accounts (including the Company), and, in connection therewith, commits to source, arrange, and issue such financing instruments as may be required by the related issuer(s). In connection with such sourcing and arranging activity, such issuer(s) agree to pay Churchill and its affiliates compensation in the form of closing or arrangement fees, which compensation is paid to them at or immediately prior to the funding of such financing, separately from management fees paid by the Company. Additionally, affiliates of Churchill may act as the administrative agent on credit facilities under which such securities are issued, which may contemplate additional compensation to such affiliates for the service of acting as administrative agent thereunder. Each of Churchill and Nuveen Asset Management has a separate account, fund-of-one, or other managed account arrangements in place with TIAA or subsidiaries thereof. Consistent with their respective investment allocation policies and the Order, Churchill and Nuveen Asset Management also may be managing certain securities for the Company and allocating the same investments to TIAA (or subsidiaries thereof) pursuant to such arrangements, which may lead to conflicts of interest.
In certain instances, it is possible that other entities managed by Churchill or Nuveen Asset Management or a proprietary account of TIAA may be invested in the same or similar loans or securities as those held by the Company, and which may be acquired at different times at lower or higher prices. Those investments also may be in securities or other instruments in different parts of the company’s capital structure that differ significantly from the investments held by the Company, including with respect to material terms and conditions, including, without limitation, seniority, interest rates, dividends, voting rights and participation in liquidation proceeds. To the extent such a conflict occurs, Churchill and/or Nuveen Asset Management will attempt to resolve the conflict in a fair and equitable manner. However, there can be no assurance that conflicts will be resolved in our favor. Consequently, in certain instances, these investments may be in positions or interests that are potentially adverse to those taken or held by the Company. In such circumstances, measures will be taken to address such actual or potential conflicts, which may include, as appropriate, establishing an information barrier between or among the applicable personnel of the relevant affiliated entities (including as between officers of Churchill), requiring recusal of certain personnel from participating in decisions that give rise to such conflicts, or other protective measures as will be established from time to time to address such conflicts.
Further, an affiliate of TIAA may serve as the administrative or other named agent on behalf of the lenders with respect to investments by the Company and/or one or more of its affiliates. In some cases, investments that are originated or otherwise sourced by Churchill may be funded by a loan syndicate organized by Churchill (“Loan Syndicate”) or its affiliates. The participants in a Loan Syndicate (the “Loan Syndicate Participants”), in addition to the Company and its affiliates, may include other lenders and various institutional and sophisticated investors (through private investment vehicles in which they invest). The entity acting as agent may serve as an agent with respect to loans made at varying levels of a borrower’s capital structure. Loan Syndicate Participants may hold investments in the same or distinct tranches in the loan facilities of which the portfolio investment is a part or in different positions in the capital structure under such portfolio investment. As is typical in such agency arrangements, the agent is the party responsible for administering and enforcing the terms of the loan facility, may take certain actions and make certain decisions in its discretion, and generally may take material actions only in accordance with the instructions of a designated percentage of the lenders. In the case of loan facilities that include both senior and subordinate tranches, the agent may take actions in accordance with the instructions of the holders of one or more of the senior tranches without any right to vote or consent (except in certain limited circumstances) by the subordinated tranches of such indebtedness. Churchill expects that the portfolio investments held by the Company and its affiliates may represent less than the amount of debt sufficient to direct, initiate or prevent actions with respect to such loan facility, or a tranche thereof, of which the Company’s investment is a part (other than preventing those that require the consent of each lender). As a result of an affiliate of TIAA acting as agent for an agented loan where a Loan Syndicate Participant may own more of the related indebtedness of the obligor or hold indebtedness in a position in the capital structure of an obligor different from that of the Company and its affiliates, such Loan Syndicate Participants will be in a position to exercise more control with respect to the related loan facility than that which Churchill could exercise on behalf of the Company, and may exercise such control in a manner adverse to the interests of the Company.
In addition, TIAA and other client accounts of Churchill, in connection with an advisory relationship with Churchill, may be a limited partner investor in many of the private equity funds that own the portfolio companies in which the Company will invest, or TIAA (and other private clients managed by Churchill and its affiliates) may otherwise have a relationship with the private equity funds or portfolio companies in which the Company invests, which may give rise to certain conflicts or limit the Company’s ability to invest in such portfolio companies. TIAA (and other private clients managed by Churchill and its affiliates) may also hold passive equity co-investments in such private equity funds or portfolio companies owned by such fund, or in holding companies elsewhere in the capital structure of the private equity fund or portfolio company, which may give rise to certain conflicts for the investment professionals when making investment decisions.
Nuveen Asset Management may manage certain of the Company's liquid investments pursuant to the NAM Sub-Advisory Agreement. Nuveen Asset Management may serve as managing member, adviser or sub-adviser to one or more affiliated private funds or other pooled investment vehicles. Investment professionals associated with Nuveen Asset Management are actively involved in other investment activities not concerning the Company and will not devote all of their professional time to the Company's affairs. For example, Nuveen Asset Management may compete with other affiliates and other accounts for investments for the Company, subjecting Nuveen Asset Management to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Company's behalf. In the event that a conflict of interest arises, Nuveen Asset Management will endeavor, so far as it is able, to ensure that such conflict is resolved in a manner consistent with applicable law and its internal policies. There can be no assurance that Nuveen Asset Management will resolve all conflicts of interest in a manner that is favorable to the Company and any such conflicts of interest could have a material adverse effect on the Company.
Allocation of Investment Opportunities
Churchill and its affiliates have procedures and policies in place designed to manage the potential conflicts of interest between their fiduciary obligations to us and their similar fiduciary obligations to other clients. An investment opportunity that is suitable for multiple clients of Churchill’s and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that Churchill’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.
In order to address these issues, Churchill has put in place an investment allocation policy that addresses the restrictions under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities. In the absence of using the Order from the SEC that permits greater flexibility relating to co-investments, Churchill will apply the investment allocation policy to determine which entities will proceed with an investment. When we engage in permitted co-investments, we will do so in a manner consistent with Churchill’s allocation policy. In situations where co-investment with other entities managed by Churchill or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, Churchill will need to decide whether we or such other entity or entities will proceed with the investment. Churchill will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.
Churchill’s allocation policy sets target holds for the Company and the other accounts managed by Churchill in the ordinary course. The target hold amounts are designed to achieve a high level of diversification in the Company and the other accounts managed by Churchill, generally in the one percent (1%) – two percent (2%) range (but may be greater or lesser than that from time to time, depending on market conditions). Target holds may be less than the maximum hold position permitted under the investment restrictions applicable to such account (including the Company), and as a result of the application of the target hold, additional investment capacity may exist, which may go towards co-investment vehicles.
Co-Investment Opportunities
As a BDC, the Company is subject to certain regulatory restrictions in negotiating certain investments with entities with which the Company may be restricted from doing so under the 1940 Act, such as Churchill and its affiliates, unless it obtains an exemptive order from the SEC.
We may co-invest with Churchill’s and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may co-invest with such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in privately placed securities so long as certain conditions are met, including that Churchill, acting on our behalf and on behalf of other clients, negotiates no term other than price. We also may co-invest with Churchill’s or its affiliates’ other clients as otherwise permissible under regulatory guidance, applicable regulations, and Churchill’s investment allocation policy, which Churchill maintains in writing. Under this investment allocation policy, a portion of each eligible investment opportunity, which may vary based on asset class and from time to time, is offered to us and similar eligible accounts, as periodically determined by Churchill. The Company also may participate in negotiated co-investment transactions with certain other funds and accounts sponsored or managed by Churchill, Nuveen Asset Management and/or their respective affiliates pursuant to the Order. Pursuant to the Order, the Company is permitted to co-invest with its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Independent Directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and the Company's shareholders and do not involve overreaching in respect of the Company or its shareholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of the Company's shareholders and is consistent with the Company's then-current investment objective and strategies. Neither we nor the affiliated funds are obligated to invest or co-invest when investment opportunities are referred to us or them.
Material Non-Public Information
The investment professionals of the Adviser, Churchill and Nuveen Asset Management may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a portfolio company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.
Promoters and Certain Control Persons
The Adviser, Churchill, and Nuveen Asset Management may be deemed promoters of the Company. We have entered into the Advisory Agreement with the Adviser, the CAM Sub-Advisory Agreement with Churchill, and the NAM Sub-Advisory Agreement with Nuveen Asset Management.
Portfolio Management
Subject to the overall supervision of our Board, Churchill will manage the day-to-day operations of, and provide investment advisory and management services to, us. All investment decisions for us require the unanimous approval of the members of the investment committee (the “Investment Committee”), which is comprised of senior investment personnel of the investment teams. The members of the Investment Committee are Kenneth Kencel, Jason Strife, Mathew Linett and Randy Schwimmer, each of whom is considered to be a portfolio manager. The Investment Committee is also advised by the Senior Loan Investment Committee and the Private Equity and Junior Capital (“PEJC”) Investment Committee, respectively. The Senior Loan Investment Committee is currently comprised of Kenneth Kencel, Randy Schwimmer, Shai Vichness, Christopher Cox, Mathew Linett, and Kevin Meyer. The PEJC Investment Committee is currently comprised of Kenneth Kencel, Jason Strife, Derek Fricke, Anne Philpott, and Nicholas Lawler.
None of Churchill’s investment professionals receive any direct compensation from us in connection with the management of our portfolio. Certain members of the Investment Committee, through their financial interests in the Advisers, are entitled to a portion of the profits earned by the Advisers, which includes any fees payable to the Advisers under the terms of the Advisory Agreement and the CAM Sub-Advisory Agreement, less expenses incurred by the Advisers in performing its services under the Advisory Agreement and CAM Sub-Advisory Agreement.
Other Accounts Managed by Portfolio Managers
The portfolio managers primarily responsible for our day-to-day management also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2024: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

Kenneth Kencel

Type of Account	Number of Accounts	Assets of Accounts ($ in millions)(2)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee ($ in millions)
Registered investment companies	1	$734	—	$—
Other pooled investment vehicles(1):	47	$20,134	29	$14,376
Other accounts	16	$25,051	8	$3,757

Jason Strife

Type of Account	Number of Accounts	Assets of Accounts ($ in millions)(2)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee ($ in millions)
Registered investment companies	—	$—	—	$—
Other pooled investment vehicles(1):	19	$7,845	16	$6,972
Other accounts	3	$14,984	2	$1,413

Mathew Linett

Type of Account	Number of Accounts	Assets of Accounts ($ in millions)(2)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee ($ in millions)
Registered investment companies	1	$734	—	$—
Other pooled investment vehicles(1):	29	$14,066	14	$9,181
Other accounts	14	$10,067	6	$2,345

Randy Schwimmer

Type of Account	Number of Accounts	Assets of Accounts ($ in millions)(2)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee ($ in millions)
Registered investment companies	1	$734	—	$—
Other pooled investment vehicles(1):	29	$14,066	14	$9,181
Other accounts	14	$10,067	6	$2,345
__________________
(1)Includes investment companies that have elected to be regulated as a BDC under the 1940 Act.
(2)Total assets includes commitments to acquire limited partner interests in private funds that may not be fully funded as of the date set forth above.
Members of the Investment Committee Who Are Not Our Directors or Executive Officers
Randy Schwimmer, Vice Chairman, Churchill
Durant D. (“Randy”) Schwimmer serves as Vice Chairman of Churchill, overseeing the Investor Solutions Group and focusing on managing and growing Churchill’s relationships with leading global institutional investors, family offices and private wealth platforms. Previously, Mr. Schwimmer served as Co-Head of Senior Lending, overseeing senior lending origination and capital markets for Churchill. He is widely credited with developing loan syndications for middle market companies. Mr. Schwimmer brings 30 years of experience in middle market finance to Churchill, having served as a Senior Managing Director and Head of Capital Markets & Indirect Origination at Churchill Financial. In those positions, he took responsibility for all loan capital markets activities and for managing the firm's indirect origination platform. Before then, Mr. Schwimmer worked as Managing Director and Head of Leveraged Finance Syndication for BNP Paribas. He spent 15 years at JP Morgan Chase in Corporate Banking and Loan Syndications, where he originated, structured, and syndicated leveraged loans. Mr. Schwimmer graduated from Trinity College with a cum laude B.A. He earned his M.A. from the University of Chicago.
Jason Strife, Senior Managing Director, Head of Junior Capital & Private Equity Solutions, Churchill
Jason Strife serves as Senior Managing Director and Head of Private Equity & Junior Capital at Churchill. Jason is responsible for sourcing, executing, portfolio construction and monitoring Churchill’s middle market private equity and junior capital investment efforts, including fund commitments, equity co-investments and junior debt investments. Prior to joining Nuveen, Mr. Strife was a Principal at Bison Capital, a Los Angeles-based private equity firm focused on structured junior capital investments in lower middle market companies. Prior to Bison Capital, Mr. Strife was an investment professional at Weston Presidio, a Boston and San Francisco-based middle market private equity firm focused on growth capital and leveraged buyout investing. Prior to Weston Presidio, Mr. Strife worked in the Mergers and Acquisitions group of Wachovia Securities, executing primarily sell side transactions on behalf of private equity clients. Mr. Strife graduated with a Master’s degree in Accounting and a Bachelor’s degree in Analytical Finance from Wake Forest University.
Mathew Linett, Senior Managing Director, Head of Underwriting and Porfolio Management, Churchill
Mathew Linett serves as Senior Managing Director, Head of Senior Lending and supervises underwriting and portfolio management for Churchill’s Senior Loan Investment Team. He brings nearly 30 years of leveraged finance experience with a strong emphasis on the middle market. He has invested at all levels of the capital structure including senior secured loans, public and private mezzanine debt, as well as private equity co-investments. In addition, he has significant distressed debt experience both as an investor in the secondary market as well as through direct workouts of middle market loans. Previously, he was a Credit Portfolio Manager at Loeb King Capital and Havens Advisors, a Senior Vice President at Jefferies & Co., as well as a Vice President at Indosuez Capital – a middle market merchant banking and asset management business. Mr. Linett and Mr. Kencel worked closely together at Indosuez Capital.
Mr. Linett graduated cum laude from the University of Pennsylvania’s dual degree program with a B.S. in economics from the Wharton School and a B.A. (honors) in international relations from the College of Arts and Sciences.
Other Senior Investment Professionals
Christopher Cox, Senior Managing Director, Chief Risk Officer, Churchill
Christopher Cox serves as Chief Risk Officer of Churchill. Previously, he was a principal of Carlyle Secured Lending, Inc., formerly known as TCG BDC, Inc. and Carlyle GMS Finance (Carlyle’s publicly traded BDC) and was a managing director and Chief Risk Officer for Churchill Financial, which he joined in 2006. In this role, he was responsible for overseeing the company’s risk management infrastructure, including all risk management process and policies. Prior to this, Mr. Cox was a senior vice president at GE Commercial Finance (a division of GE Capital) from 1997 to 2006, where he held various risk management roles within the corporate lending group, focusing on middle market transactions. Mr. Cox also worked at Gibbs & Cox, Inc. in New York, NY. Mr. Cox received his B.S. in civil engineering from Tufts University and his MBA from Fordham University.
Kelli Marti, Senior Managing Director, Senior Portfolio Manager, Head of CLO Management, Churchill
Kelli Marti serves as Churchill’s Senior Portfolio Manager and the Head of CLO Management at Churchill. As Head of CLO Management, she is responsible for the management and growth of Churchill's middle market CLO platform, including day-to-day vehicle oversight, assisting in the sourcing of assets and trading strategy development, as well as participating in fundraising initiatives. As Senior Portfolio manager, Ms. Marti manages Nuveen Churchill Private Capital Income Fund (PCAP), as well as various other Churchill Funds. For PCAP, she oversees the day-to-day investment activity and helps to make investment decisions on behalf of the fund. Ms. Marti also serves as a member of the firm's Operating Committee. Before joining Churchill, she spent eighteen years at Crestline Denali Capital, a CLO asset manager. Most recently, Ms. Marti served as Crestline Denali’s Managing Director and Chief Credit Officer where she was responsible for overseeing the firm’s entire credit function including new business underwriting and portfolio management. Ms. Marti also served on the firm’s Investment Committee. Prior to joining Crestline Denali, she was a Vice President at Heller Financial where she was responsible for underwriting and managing middle market loans. Prior to joining Heller, she was an Assistant Vice President at First Source Financial where she underwrote direct middle market transactions on behalf of the firm’s CLO portfolio. She began her career as an auditor at KPMG in Chicago.
Kelli graduated magna cum laude with a B.S. in Accounting from the University of Notre Dame and received her MBA with high honors from the Kellogg School of Management at Northwestern University. Kelli previously earned her CPA certification.

Kevin Meyer, Managing Director, Head of Origination, Churchill
Kevin Meyer serves as Churchill’s Head of Origination with over twelve years of experience in middle market leveraged finance. Previously, he was an Assistant Vice President and Underwriter at GE Capital, a financial services institution that is focused on making direct senior, middle market loans. Prior to GE Capital, Kevin worked in sports marketing and event management at FIFA. Kevin graduated from Fordham with a B.A. in finance and minor concentration in economics. He received his MBA with specializations in finance and international business from Fairfield University’s Dolan School of Business.
PEJC Investment Team Senior Investment Professionals
Derek Fricke, Senior Managing Director, Head of Direct Investments, Junior Capital & Private Equity Solutions, Churchill
Derek Fricke serves as Senior Managing Director and Head of Direct Investments for the PEJC investment team. He is responsible for capital raising, sourcing and underwriting investments, as well as portfolio management for the firm's junior debt, structure capital and equity co-investment strategies. Mr. Fricke also serves as a member of fimr's Operating Committee. Prior to Churchill, Mr. Fricke was a Senior Director on the PEJC team at the Firm's parent company, TIAA, and subsequently Nuveen, since 2013. Previously, he was a Senior Associate at Chrysalis Ventures, a venture capital firm, and an investment team member at BIA Digital partners, where he was an active mezzanine capital and equity investor in middle-market companies. Mr. Fricke began his career in investment banking in Atlanta, GA with SunTrust Robinson Humphrey. He is a graduate of the University of North Carolina at Chapel Hill, where he earned a B.S. degree in Business Administration from the Kenan-Flagler School of Business.
Anne Philpott, Managing Director, Head of Private Equity Fund Investments, Junior Capital & Private Equity Solutions, Churchill
Anne Philpott is a Managing Director and the Head of Private Equity Fund Investments for the PEJC investment team. Ms. Philpott is responsible for sourcing and executing transactions across the PEJC platform, while leading the firm's primary private equity fund investment strategy. She serves as a member of the firm's Operating Committee. Additionally, she is Co-Head of the firm's Diversity, Equity and Inclusion Council, where she collaborates on initiatives that prioritize inclusion and authenticity at the firm. Prior to Churchill, Ms. Philpott was a Senior Director on the PEJC investment team at Nuveen. She joined TIAA in 2005 and began her career as an Associate in the Private Placements group. As part of the Private Placements group, she acted as a lead originator and portfolio manager for a variety of domestic and international high grade corporate debt investments. Ms. Philpott holds a B.S. in Economics from the University of Pennsylvania. She is a CFA charter holder and a member of the CFA Institute.
Nicholas Lawler, Managing Director, Head of Secondaries on the PEJC Investment Team, Churchill
Nicholas Lawler is a Managing Director on the PEJC Investment Team at Churchill. His responsibilities include oversight of origination, underwriting and portfolio management activities for secondary investments. Prior to joining Churchill in 2022, Mr. Lawler spent 10 years at 50 South Capital Advisors, LLC, the alternative investment arm of Northern Trust Corporation, where he was a Senior Vice President and helped build and lead the firm’s secondaries business. Mr. Lawler also served on 50 South Capital’s Diversity, Equity, and Inclusion Committee. Before joining 50 South Capital, he was a member of Northern Trust’s Global Opportunities in Leadership Development program on the Investments Track – Northern’s functional and management training program. Nick joined Northern Trust in 2008 and began his career in Wealth Management. Mr. Lawler holds a B.A. in political science and minor in history from Boston College, where he was a member of the men’s varsity golf team, competing in the Atlantic Coast Conference.
Nuveen Leveraged Finance Senior Investment Professionals
The Adviser and Churchill have engaged their affiliate, Nuveen Asset Management, acting through the Nuveen Leveraged Finance division, to manage certain of our liquid investments pursuant to the NAM Sub-Advisory Agreement.
The liquid investments that may be managed by Nuveen Leveraged Finance are primarily comprised of publicly traded broadly syndicated Senior Loans issued by U.S. issuers. Nuveen Leveraged Finance will underwrite investment opportunities through both bottom-up fundamental research and top-down macro analysis to identify attractive investments within the more liquid part of the broadly syndicated loan market. Nuveen Leveraged Finance will seek to achieve a high level of current income and total return, consistent with preservation of capital. Liquid investments may be comprised of debt obligations with various public credit ratings, although we expect such investments primarily to be comprised of obligations below investment grade quality.
Nuveen Leveraged Finance utilizes a team-based investment approach that seeks to attain superior risk-adjusted returns through a disciplined yet dynamic investment process focused on the liquid part of the broadly syndicated loan universe. Its investment team specializes in specific sectors and industries, evaluating the entire capital structure of companies while conducting a valuation-based analysis, with an emphasis on companies with strong cash flow characteristics and/or hard assets as collateral. Specific portfolio guidelines for liquid investments will be determined from time to time through a collaborative process between Churchill and Nuveen Leveraged Finance.
Scott Caraher, Head of Senior Loans, Nuveen Leveraged Finance
Scott Caraher is head of senior loans for Nuveen Leveraged Finance and is responsible for retail and institutional bank loan-focused portfolio management. When Mr. Caraher joined Nuveen affiliate Symphony Asset Management in 2002, he was a gaming and industrials analyst providing long and short credit ideas to the investment team up and down the capital structure. Mr. Caraher began trading loans for the platform in 2003 and in 2005 was named an associate portfolio manager on the firm’s loan strategies. He became the lead portfolio manager on the firm’s loan strategies in 2008. Prior to joining the firm, Mr. Caraher was an investment banking analyst in the industrial group at Deutsche Bank Alex Brown in New York. Mr. Caraher graduated with a B.S. in Finance from Georgetown University.

PROPOSAL NO. 2: APPROVAL TO SELL OR OTHERWISE ISSUE SHARES OF COMMON STOCK BELOW NET ASSET VALUE
The Company is a closed-end investment company that has elected to be regulated as a BDC under the 1940 Act. The 1940 Act prohibits the Company from selling its shares at a price below the Company’s then current NAV per share, with certain exceptions. One such exception would permit the Company to sell shares during the next year at a price below the Company’s then current NAV per share if its shareholders approve such a sale and the Board make certain determinations. Pursuant to this provision, the Company is seeking the approval of its common shareholders so that it may, in one or more offerings of its common stock, sell shares at a price below its then current NAV per share, subject to certain conditions discussed below. If approved, the authorization would be effective for a period expiring on the one year anniversary of the date of this Meeting.
Selling or otherwise issuing shares below its then current NAV per share would result in a dilution of the Company’s existing common shareholders. Furthermore, pursuant to this authority, there would be no limit on the discount to NAV at which shares could be sold. See below for a discussion and examples of the dilutive effect of the issuance of shares below NAV.
Reasons to Offer or otherwise Issue Common Stock Below NAV
As a BDC that has elected, currently qualifies, and intends to qualify annually as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended, for U.S. federal income tax purposes, the Company is dependent on its ability to raise capital through the issuance of common stock. RICs generally must distribute substantially all of their earnings to shareholders as dividends in order to achieve pass-through tax treatment, which prevents the Company from using those earnings to support new investments. Further, BDCs must maintain a debt-to-equity ratio of less than 1:1 (or 2:1 if certain requirements are satisfied), which requires the Company to finance its investments with at least as much equity as debt in the aggregate. In connection with our organization, our Board and TIAA (as our initial shareholder) authorized us to adopt the 150% asset coverage ratio. To continue to build the Company’s investment portfolio, and thereby support maintenance and growth of the Company’s dividends, the Company endeavors to maintain consistent access to capital through the equity markets enabling it to take advantage of investment opportunities as they arise.
From time to time, global capital markets may experience periods of disruption and instability. For example, the global capital markets have encountered volatility associated with concerns about the balance sheets and liquidity needs of banks (especially small and regional banks who may have significant losses associated with investments that make it difficult to fund demands to withdraw deposits). Although the U.S. federal government has previously announced measures to assist these banks and protect depositors, there can be no assurance that similar measures will be implemented during future periods of volatility. In addition, high rates of inflation, geopolitical events, including Russia’s invasion of Ukraine and the ongoing war in the Middle East, concerns regarding a U.S. and global recession and supply chain disruptions are causing volatility in market conditions. The Company believes that favorable investment opportunities to invest at attractive risk-adjusted returns may be created during such periods of disruption and volatility.
Despite actions of the U.S. federal government and foreign governments, the uncertainty surrounding the liquidity needs of banks, inflation and elevated levels of interest rates, supply chain concerns, geopolitical events and other factors have contributed to significant volatility and declines in the global public equity markets and global debt capital markets during certain periods, including the current period. Many BDCs have historically traded below NAV and there can be no assurance that they will trade at prices above NAV in the near term or that the premium at which shares may be valued in the future will be sufficiently large for the Company to issue shares in a future offering above the then current NAV per share, after taking into account expenses and commissions in connection with such offering. When adverse market conditions exist, the Company may not have access to sufficient debt and equity capital in order to take advantage of attractive investment opportunities that are created during these periods. In addition, the debt capital that is available, if any, typically comes at a higher cost, particularly given the current interest rate environment, and may be on less favorable terms and conditions. Given the unstable market environment and increased market volatility, shareholder approval of the proposal to sell shares below NAV, subject to the conditions set forth in this Proxy Statement, would provide the Company with maximum flexibility to take advantage of such attractive investment and acquisition opportunities, which typically need to be made expeditiously.

The Board believes that having the flexibility to issue shares below NAV in certain instances is in the best interests of shareholders. If the Company were unable to access the capital markets as attractive investment opportunities arise, the Company’s ability to grow over time and continue to pay steady or increasing distributions to shareholders could be adversely affected.
Conditions to Sales Below NAV
The Company only will sell or otherwise issue shares at a price below NAV per share if the following conditions are met:
•the holders of a majority of the Company’s outstanding voting securities, and the holders of a majority of the Company’s outstanding voting securities that are not affiliated persons of the Company, approved the Company’s policy and practice of making such sales of securities at the last annual meeting of shareholders within one year immediately prior to any such sale;
•a majority of the Board’s directors who have no financial interest in the sale and a majority of such directors who are not interested persons of the Company have determined that any such sale would be in the best interests of the Company and its shareholders; and
•a majority of the Company’s directors who have no financial interest in the sale and a majority of such directors who are not interested persons of the Company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any distributing commission or discount.
Finally, in determining whether or not to sell additional shares at a price below the NAV per share, the Board has a duty to act in the best interests of the Company and its shareholders.
Key Shareholder Considerations
Before voting on this proposal or giving proxies with regard to this matter, common shareholders should consider the dilutive effect of the issuance of shares at less than NAV per share on the NAV per outstanding share of common stock. Any sale of common stock at a price below NAV would result in immediate dilution to existing common shareholders. Since under this proposal shares or securities otherwise issued could be issued at a price that is substantially below the NAV per share, the dilution could be substantial. This dilution would include a reduction in the NAV per share as a result of the issuance of shares at a price below the NAV per share and a proportionately greater decrease in a shareholder’s interest in the earnings and assets of the Company and voting interest in the Company than the increase in the assets of the Company resulting from such issuance. If this proposal is approved, the Board may, consistent with its fiduciary duties, approve the sale or otherwise issue shares at any discount to its then current NAV per share; however, the Board will consider the potential dilutive effect of the issuance of shares at a price below the NAV per share when considering whether to authorize any such issuance and will act in the best interests of the Company and its shareholders in doing so.
The 1940 Act establishes a connection between common share sale price and NAV because, when shares or other specific securities are sold at a sale price below NAV per share, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. Further, if current shareholders of the Company do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their voting power will be diluted. For an illustration of the potential dilutive effect of an offering of our common stock at a price below NAV, please see the table below under the heading “Examples of Dilutive Effect of the Issuance of Shares Below NAV.”
Finally, any sale of substantial amounts of our common stock or other securities may adversely affect the NAV per share of our common stock and may adversely affect our ability to obtain future financing in the capital markets. In addition, future sales of our common stock may create a potential market overhang, which is the existence of a large block of shares readily available for sale that could lead the market to discount the value of shares held by other investors. In the event we were to sell our common stock at prices below NAV for sustained periods of time, such offerings may result in sustained discounts to NAV.

Examples of Dilutive Effect of the Issuance of Shares Below NAV
The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating shareholder in four different hypothetical offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.
The examples assume that Company XYZ has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Shareholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV), (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from NAV), (4) an offering of 250,000 shares (25% of the outstanding shares) at $7.50 per share after offering expenses and commissions (a 25% discount from NAV) and (5) an offering of 250,000 (25% of the outstanding shares) with the proceeds to the Company at $0.00 per share after offering expenses and commissions (a 100% discount from NAV). Under this proposal, there is no limit on the discount at which the Company may sell its shares.

Dilutive Effect of the Issuance of Shares by Company XYZ Below NAV

		Example 1 5% Offering At 5% Discount		Example 2 10% Offering At 10% Discount		Example 3 20% Offering At 20% Discount		Example 4 25% Offering At 25% Discount		Example 5 25% Offering At 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share	$—	$10.00	— %	$9.47	— %	$8.42	— %	$7.89	— %	$—	— %
Net Offering Proceeds per Share to Issuer	$—	$9.50	— %	$9.00	— %	$8.00	— %	$7.50	— %	$—	— %
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.24) %	$9.91	(0.91) %	$9.67	(3.33) %	$9.50	(5.00) %	$8.00	(20.00) %
Dilution to Shareholder
Shares Held by Shareholder A	10,000	10,000	— %	10,000	— %	10,000	— %	10,000	— %	10,000	— %
Percentage Held by Shareholder A	1.00%	0.95%	(4.76) %	0.91%	(9.09) %	0.83%	(16.67) %	0.80%	(20.00) %	0.80%	(20.00) %
Total Asset Values
Total NAV Held by Shareholder A	$100,000	$99,762	(0.24) %	$99,091	(0.91) %	$96,667	(3.33) %	$95,000	(5.00) %	$80,000	(20.00) %
Total Investment by Shareholder A (Assumed to be $10.00 per Share)	$100,000	$100,000	— %	$100,000	— %	$100,000	— %	$100,000	— %	$100,000	— %
Total Dilution to Shareholder A (Total NAV Less Total Investment)	$—	($238)	— %	($909)	— %	($3,333)	— %	($5,000)	— %	($20,000)	— %
Per Share Amounts
NAV per Share Held by Shareholder A	$—	$9.98	— %	$9.91	— %	$9.67	— %	$9.50	— %	$8.00	— %
Investment per Share Held by Shareholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10	$10	— %	$10	— %	$10	— %	$10	— %	$10	— %
Dilution per Share Held by Shareholder A (NAV per Share Less Investment per Share)	$—	$—	— %	$—	— %	$—	— %	($1)	— %	($2)	— %
Percentage Dilution to Shareholder A (Dilution per Share Divided by Investment per Share)	$—	$—	(0.24) %	$—	(0.91) %	$—	(3.33) %	$—	(5.00) %	$—	(20.00) %

Required Vote
Approval of this proposal requires the affirmative vote of (1) a majority of the outstanding shares entitled to vote at the Meeting, and (2) a majority of the outstanding shares entitled to vote at the Meeting that are not held by affiliated persons of the Company, which includes directors, officers, employees, and 5% shareholders. For purposes of this proposal, “a majority of the outstanding shares” is defined in Section 2(a)(42) of the 1940 Act, to be the lesser of: (1) 67% or more of the common stock of the Company present or represented by proxy at the Meeting, if the holders of more than 50% of the Company’s common stock are present or represented by proxy; or (2) more than 50% of the outstanding common stock of the Company. For purposes of the vote on this proposal, abstentions will have the effect of votes against the proposal, although they will be considered present for purposes of determining the presence of a quorum.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE COMPANY, PURSUANT TO APPROVAL OF THE BOARD, TO SELL OR OTHERWISE ISSUE SHARES DURING THE NEXT YEAR AT A PRICE BELOW THE COMPANY’S THEN CURRENT NAV PER SHARE, SUBJECT TO THE CONDITIONS DESCRIBED HEREIN.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

PricewaterhouseCoopers LLP, New York, New York, has been appointed by the Audit Committee and the Board to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. PricewaterhouseCoopers LLP acted as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024. PricewaterhouseCoopers LLP has advised us that neither the firm nor any present member or associate of it has a direct financial or material indirect financial interest in the Company or its affiliates. It is expected that a representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.
Set forth in the table below are audit fees, audit-related fees, tax fees and all other fees billed to the Company by PricewaterhouseCoopers LLP for professional services performed for the fiscal years ended December 31, 2024 and December 31, 2023:

	For the fiscal year ended December 31, 2024	For the fiscal year ended December 31, 2023
Audit Fees	$ 975,000	$ 784,955
Audit-Related Fees	215,760	159,200
Tax Fees	92,305	134,925
All Other Fees	—	—
Total Fees	$ 1,283,065	$ 1,079,080
________________________
Audit Fees: Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of our financial statements included in the Annual Report and the review of our financial statements included in our quarterly reports on Form 10-Q in accordance with generally accepted auditing principles in the United States (“U.S. GAAP”), this category contains fees for comfort letters, statutory audits, consents and assistance with and review of documents filed with the SEC.
Audit-Related Fees: Audit-related fees are assurance and related services that are reasonably related to the performance of the independent accountant, such as attest services that are not required by statute or regulation.
Tax Services Fees: Tax fees include professional fees for tax compliance and tax advice.
All Other Fees: Other fees would include fees for products and services other than the services reported above.
Pre-Approval Policies and Procedures
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and such services cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. The Audit Committee does not delegate its responsibility to pre-approve services performed by the independent registered public accounting firm to management.
Audit Committee Report*
The Audit Committee of the Board operates under a written charter adopted by the Board. The Audit Committee is currently composed of Messrs. Kirchheimer, Miranda, Potter and Ritchie and Dr. Aggarwal.

Management is responsible for the Company’s internal controls over financial reporting. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and expressing an opinion on the conformity of those audited financial statements in accordance with U.S. GAAP. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.
Audit Firm Selection/Ratification
At least annually, the Audit Committee reviews the Company’s independent registered public accounting firm to decide whether to retain such firm on behalf of the Company. PricewaterhouseCoopers LLP has been the Company’s independent registered public accounting firm since 2019.
When conducting its latest review of PricewaterhouseCoopers LLP, the Audit Committee actively engaged with PricewaterhouseCoopers LLP’s engagement partners and considered, among other factors:
•the professional qualifications of PricewaterhouseCoopers LLP and that of the lead audit partner and other key engagement members relative to the current and ongoing needs of the Company;
•PricewaterhouseCoopers LLP’s historical and recent performance on the Company’s audits, including the extent and quality of PricewaterhouseCoopers LLP’s communications with the Audit Committee related thereto;
•senior management’s assessment of PricewaterhouseCoopers LLP’s performance;
•the appropriateness of PricewaterhouseCoopers LLP’s fees relative to both efficiency and audit quality;
•PricewaterhouseCoopers LLP’s independence policies and processes for maintaining its independence;
•PCAOB audit quality inspection reports on PricewaterhouseCoopers LLP;
•PricewaterhouseCoopers LLP’s tenure as the Company’s independent registered public accounting firm and its related depth of understanding of the Company’s businesses, operations and systems and the Company’s accounting policies and practices;
•PricewaterhouseCoopers LLP’s professional integrity and objectivity; and
•the relative benefits, challenges, overall advisability and potential impact of selecting a different independent registered public accounting firm.
As a result of this evaluation, the Audit Committee approved the appointment of PricewaterhouseCoopers LLP for the 2025 fiscal year.
Audit Engagement Partner Selection
Under SEC rules and PricewaterhouseCoopers LLP’s practice, the lead engagement audit partner is required to change every five years, and the current lead audit partner was appointed for the fiscal year ended December 31, 2024.
Pre-Approval Policy
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve all services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee

may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibility to pre-approve services performed by the independent registered public accounting firm to management.
During the fiscal year ended December 31, 2024, the Audit Committee pre-approved 100% of non-audit services in accordance with the pre-approval policy described above.
Review with Management
The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with U.S. GAAP.
Review and Discussion with Independent Registered Public Accounting Firm
The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, matters required to be discussed by the applicable requirements of the PCAOB. The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB and has discussed with the auditors the auditors’ independence. The Audit Committee has also considered the compatibility of non-audit services with the auditors’ independence.
Conclusion
Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in the Company's Annual Report for the fiscal year ended December 31, 2024 for filing with the SEC. The Audit Committee also recommended the selection of PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2025.
Respectfully Submitted,
The Audit Committee
James Ritchie
Reena Aggarwal
David Kirchheimer
Kenneth Miranda
Stephen Potter
*    The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Company under the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING
The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of Shareholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.
SUBMISSION OF SHAREHOLDER PROPOSALS
Any proposal of a Shareholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2026 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by us on or before December 12, 2025. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to Nuveen Churchill Direct Lending Corp., 375 Park Avenue, 9th Floor, New York, NY 10152, Attention: Vice President and Secretary, John McCally. Our Nominating Committee will review all Shareholder proposals and will make recommendations to the Board for action on such proposals.
Shareholder proposals or director nominations to be presented at the 2026 annual meeting of shareholders, other than shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the shareholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.
Our bylaws require that the proposal or recommendation for director nominations must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than November 12, 2025, the 150th day prior to the one year anniversary of the date of the Company’s proxy statement for the preceding year’s annual meeting, and not later than 5:00 p.m., Eastern Time, on December 12, 2025, the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, shareholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the later of 5:00 p.m., Eastern Time, on the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
SUBMISSION OF COMPLAINTS
The Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer, Charmagne Kukulka. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Audit Committee Chair. Complaints may also be submitted on an anonymous basis via an anonymous online reporting system.
HOUSEHOLDING
Mailings for multiple Shareholders going to a single household are combined by delivering to that address, in a single envelope, a copy of the documents (prospectuses, proxy statements, etc.) or other communications for all Shareholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the SEC. If you do not want to continue to receive combined mailings of Company communications and would prefer to receive separate mailings of Company communications, please contact John McCally by telephone at (212) 478-9200 or by mail to Nuveen Churchill Direct Lending Corp., 375 Park Avenue, 9th Floor, New York, NY 10152, Attention: Vice President and Secretary, John McCally.

AVAILABLE INFORMATION
Copies of the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K are available at the Company’s website (www.ncdl.com) or without charge, upon request. Please contact Investor Relations by telephone at (212) 478-9237, by email at NCDL-IR@churchillam.com or mail your request to Nuveen Churchill Direct Lending Corp., 375 Park Avenue, 9th Floor, New York, NY 10152.
YOU ARE CORDIALLY INVITED TO PARTICIPATE IN THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, YOU ARE REQUESTED TO VOTE IN ACCORDANCE WITH THE VOTING INSTRUCTIONS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, OR BY REQUESTING HARD COPY PROXY MATERIALS FROM US AND RETURNING A PROXY CARD.

PRIVACY NOTICE
The following information is provided to help investors understand what personal information the Company collects, how the Company protects that information and why, in certain cases, the Company may share information with select other parties.
In order to provide you with individualized service, the Company collects certain nonpublic personal information about you from information you provide on your subscription agreement or other forms (such as your address and social security number), and information about your account transactions with the Company (such as purchases of Shares and account balances). The Company also may collect such information through your account inquiries by mail, email, telephone or website.
The Company does not disclose any nonpublic personal information about you to anyone, except as permitted by law. Specifically, so that the Company, the Advisers and their affiliates may continue to offer services that best meet your investing needs, the Company may disclose the information we collect, as described above, to companies that perform administrative or marketing services on behalf of the Company, such as transfer agents, or printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which they have been hired, and are not permitted to use or share this information for any other purpose.
We will continue to adhere to the privacy policies and practices described in this notice if you no longer hold Shares of the Company.
The Company and the Advisers maintain internal security procedures to restrict access to your personal and account information to those officers and employees who need to know that information to service your account. The Company maintains physical, electronic and procedural safeguards to protect your nonpublic personal information.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V68604-P29413 ! ! ! 01) Reena Aggarwal 02) James Ritchie For All Withhold All For All Except For Against Abstain To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. NUVEEN CHURCHILL DIRECT LENDING CORP. 375 PARK AVENUE, 9TH FLOOR NEW YORK, NY 10152 VOTE BY INTERNET Before the Annual Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or Annual Meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During the Annual Meeting - Go to www.virtualshareholdermeeting.com/NCDL2025 Shareholders as of the record date may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or the Annual Meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Class II directors (term ending at the Annual Meeting): 1. The election of the following persons as directors, who will each serve as a director of Nuveen Churchill Direct Lending Corp.'s (the "Company") board of directors until 2028, or until their respective successor is duly elected and qualified. 2. Approval of a proposal to authorize the Company, subject to the approval of the Company's board of directors, to sell or otherwise issue shares of its common stock during the next year at a price below the Company's then current net asset value per share, subject to certain conditions as set forth in the proxy statement. NUVEEN CHURCHILL DIRECT LENDING CORP. The Board of Directors recommends you vote FOR the following: To conduct such other business as may properly come before the Annual Meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ! !! SCAN TO VIEW MATERIALS & VOTEw

V68605-P29413 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of the Annual Meeting, the Proxy Statement and the Annual Report on Form 10-K are available at www.proxyvote.com. This Proxy is Solicited on Behalf of the Board of Directors of Nuveen Churchill Direct Lending Corp. for the Annual Meeting of Shareholders May 29, 2025 at 10:30 a.m., Eastern Time The undersigned shareholder of Nuveen Churchill Direct Lending Corp. (the "Company") acknowledges receipt of the Notice of Annual Meeting of Shareholders of the Company (the "Annual Meeting") and hereby appoints Kenneth Kencel, Shaul Vichness and John McCally, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting to be held at 10:30 a.m., Eastern Time on May 29, 2025, at www.virtualshareholdermeeting.com/NCDL2025, and any adjournment or postponement thereof. THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE; where no choice is specified, it will be voted FOR each of the proposals accordance with the recommendation of the Company's board of directors and in the discretion of the proxies with respect to any other matters that may properly come before the Annual Meeting. Continued and to be signed on reverse side